                                                           EXHIBIT 10.16






                           * * * * * * * * * * * *


                               LEASE AGREEMENT


                                   Between


                            FP ROCKLEDGE, L.L.C.,
                     a Maryland limited liability company
                                 ("Landlord")


                                     And


                             MA BIOSERVICES, INC.
                            a Delaware corporation
                                  ("Tenant")


                           * * * * * * * * * * * *

                                                            EXHIBIT 10.16


                               LEASE AGREEMENT

                           BASIC LEASE INFORMATION



Landlord:                     FP ROCKLEDGE, L.L.C., its successors and assigns

Tenant:                       MA BIOSERVICES, INC., a Delaware corporation

Guarantor:                    BIORELIANCE CORP., a Delaware corporation

Building:                     The building (the "Building") to be constructed on
                              the land (the "Land") described on Exhibit B hereto and known as Lot Z in the Shady Grove Life
                              Sciences Center, Montgomery County, Maryland, as more particularly outlined and labeled in Exhibit
                              "A" to the Lease, as the same may be modified from time to time during the term of the Lease.

Premises:                     The premises located on the 1st, 2nd and 3rd
                              floors of the Building, as more fully described in
                              Section 1.2 of the Lease, and shown in the floor plans attached as Exhibit A-1 to the Lease.

Expansion Space:              Approximately 8,500 square feet on the third floor
                              of the Building and shown on the plan attached as Exhibit A-2 to the Lease subject to adjustment in accordance with Section 1.2.

Rent Commencement Date:       The earlier of (i) Tenant's beneficial occupancy
                              of all of the Premises or of the 1st and 2nd floors of the Premises (Tenant shall not take occupancy of less than the entire 1st and 2nd floors); and (ii) the date of Substantial
                              Completion of the Building for purposes of rent commencement (as set forth in the Work Agreement attached hereto as Exhibit "D") ("Substantial
                              Completion"); provided, however, if Substantial
                              Completion under (ii) above occurs prior to Tenant's beneficial occupancy under (i) above, then in such event the Rent Commencement Date shall be the later of (A) Substantial Completion of the Building; or (B) August 31, 1998.

Term: From the Rent Commencement Date through the last day of the 180th full month following the month in which the Rent

                                                            EXHIBIT 10.16


                              Commencement Date occurs.

Rentable Area of the          48,500 square feet, subject to adjustment pursuant
Building:                     to Section 1.2 of the Lease.

Rentable Area of the          40,000 square feet, subject to adjustment pursuant
Premises:                     to Section 1.2 of the Lease.

Tenant's Proportionate        82.47%, (computed by dividing the Rentable Area of
Share:                        the Premises by the Rentable Area of the Building
                              and multiplying the resulting quotient to the second decimal place by one hundred), subject to adjustment pursuant to Sections 1.2 and 6.4 of the Lease. In the event that prior to the date of Substantial Completion Tenant occupies the 1st and
                              2nd floors only of the Premises, Tenant's
                              Proportionate Share shall be 64.95% until the date of Substantial Completion whereupon it shall be 82.47%, in each case subject to adjustment pursuant to Sections 1.2 and 6.4 of the Lease.

Annual Base Rental:           $540,000 per year ($45,000 per month) subject to
                              adjustment pursuant to Sections 1.2 and 5.2 of the Lease, which amount for the initial Lease Year shall be the product of $13.50 multiplied by the Rentable Area of the Premises. In the event that prior to the date of Substantial Completion Tenant occupies the 1st and 2nd floors only of the Premises, the Annual Base Rental shall be
                              $425,250.00 per year ($35,437.50 per month) until
                              the date of Substantial Completion, whereupon
                              Annual Base Rental shall be in the amount first set forth in this paragraph, subject to adjustment pursuant to Sections 1.2 and 5.2 of the Lease.

Security Deposit:             $70,000.00

Lease Year:                   The 12-month period beginning on the first day of
                              the first full month following the Rent
                              Commencement Date, and each anniversary thereof.

Landlord's Address for        FP Rockledge, L.L.C.
Notices:                      c/o The Foulger Pratt Companies
                              1335 Piccard Drive, Suite 400
                              Rockville, Maryland 20850
                              Attention: Clayton F. Foulger

                                                            EXHIBIT 10.16


                              With a copy to:

                              Michael Abrams
                              Rockledge Realty Partners
                              Three Bethesda Metro Center
                              Suite 700
                              Bethesda, MD  20814

                              With a copy to:

                              Linowes and Blocher LLP
                              1010 Wayne Avenue
                              Suite 1000
                              Silver Spring, Maryland  20910
                              Attention:  Richard M. Zeidman, Esquire

Tenant's Address for          MA BioServices, Inc.
Notices:                      9900 Blackwell Road
                              Rockville, Maryland  20850
                              Attention:  Chief Financial Officer

                              With a copy to:

                              Shulman, Rogers, Gandal, Pordy & Ecker, P.A.
                              11921 Rockville Pike
                              Suite 300
                              Rockville, Maryland  20852
                              Attention:  Lawrence A. Shulman, Esquire

Broker(s):                    The Carey Winston Company, representing Landlord.

                              Cooperating Broker:

                              None


Exhibits:

      Exhibit A         Plat of the Land
      Exhibit A-1       Floor Plan of the Premises
      Exhibit A-2       Expansion Space
      Exhibit B         Legal Description of the Land
      Exhibit C         Cleaning Specifications
      Exhibit D         Work Agreement
      Exhibit D-1       Method of Measurement

                                                            EXHIBIT 10.16


      Exhibit E         Rules and Regulations
      Exhibit F         Certification of Rent Commencement Date
      Exhibit G         Form of Subordination, Attornment and Non-Disturbance
                        Agreement
      Exhibit H         Restrictive Covenant
      Exhibit I         Terms and Conditions for Equipment Installed on Roof
      Exhibit J         Tenant's Exterior Sign Specifications
      Exhibit K         Guaranty of Lease

The foregoing Basic Lease Information is hereby incorporated into and made a part of the Lease Agreement ("the Lease"). Each reference in the Lease to any information and definitions contained in the Basic Lease Information shall mean and refer to the information and definitions hereinabove set forth. If there is any conflict between the terms of the Lease and the foregoing Basic Lease Information, the terms of the Lease shall prevail.

                                                            EXHIBIT 10.16



                              TABLE OF CONTENTS

                               LEASE AGREEMENT

BASIC LEASE INFORMATION......................................................i


ARTICLE 1        PREMISES....................................................1


ARTICLE 2        TERM........................................................2


ARTICLE 3        LEASEHOLD IMPROVEMENTS......................................5


ARTICLE 4        ACCEPTANCE OF THE PREMISES AND BUILDING BY TENANT...........5


ARTICLE 5        RENTAL......................................................5


ARTICLE 6        OPERATING COSTS.............................................7


ARTICLE 7        SERVICES BY LANDLORD.......................................12


ARTICLE 8        UTILITIES..................................................13


ARTICLE 9        USE........................................................15


ARTICLE 10       LAWS, ORDINANCES, AND REQUIREMENTS OF PUBLIC...............15


ARTICLE 11       OBSERVANCE OF RULES AND REGULATIONS........................20


ARTICLE 12       ALTERATIONS; EQUIPMENT.....................................20


ARTICLE 13       LIENS......................................................22


ARTICLE 14       REPAIRS; DAMAGE BY TENANT..................................22


ARTICLE 15       INSURANCE..................................................23


ARTICLE 16       DAMAGE BY FIRE OR OTHER CASUALTY...........................26


ARTICLE 17       CONDEMNATION...............................................28

                                                            EXHIBIT 10.16




ARTICLE 18       ASSIGNMENT AND SUBLETTING..................................30


ARTICLE 19       WAIVER OF CLAIMS; INDEMNIFICATION..........................34


ARTICLE 20       SURRENDER OF THE PREMISES..................................35


ARTICLE 21       ESTOPPEL CERTIFICATES......................................37


ARTICLE 22       SUBORDINATION..............................................37


ARTICLE 23       DEFAULT AND REMEDIES.......................................39

                                                            EXHIBIT 10.16



                              TABLE OF CONTENTS

                               LEASE AGREEMENT


ARTICLE 24       WAIVER BY TENANT...........................................42


ARTICLE 25       SECURITY DEPOSIT/REPAYMENT OF ADVANCES.....................42


ARTICLE 26       [INTENTIONALLY OMITTED]....................................42


ARTICLE 27       ATTORNEYS' FEES AND LEGAL EXPENSES.........................43


ARTICLE 28       NOTICES....................................................43


ARTICLE 29       PARKING....................................................43


ARTICLE 30       EXPANSION OPTION...........................................44


ARTICLE 31       MISCELLANEOUS..............................................46


ARTICLE 32       RESTRICTIVE COVENANT.......................................49


ARTICLE 33       BUILDING SIGNAGE...........................................50

                                                            EXHIBIT 10.16


                           LEASE AGREEMENT BETWEEN
                      FP ROCKLEDGE, L.L.C., ("LANDLORD")
                                     and
                       MA BIOSERVICES, INC., (TENANT")


      THIS LEASE, dated and effective this _____ day of October, 1997, is made between Landlord and Tenant.

                                   ARTICLE 1
                                   PREMISES

      Section 1.1 Landlord leases to Tenant, and Tenant leases from Landlord, for the Term (as defined below) and subject to the provisions hereof, to each of which Landlord and Tenant mutually agree, the Premises, together with the right to use, in common with others, the lobby, entrances, stairs, elevators, and other public areas of the Building (the "Common Areas").

      (a) The Rentable Area of the Premises is approximately as stated in the Basic Lease Information; provided, however that Landlord shall, upon completion of the Premises, cause precise measurements of the Building and the Premises to be made by the Building architect, in accordance with the Washington D.C. Association of Realtors Standard Method of Measurement attached as Exhibit D-1 hereto, except as otherwise provided in the first paragraph of Exhibit D-1. The Building architect shall promptly deliver a certificate of the precise Rentable Area of the Building and the precise Rentable Area of the Premises to Landlord and Tenant, and the Rentable Area of the Premises and Tenant's Proportionate Share shall be adjusted upward or downward accordingly. The Rentable Area of the Building and the Rentable Area of the Premises, as finally determined pursuant to this Section 1.2, and the Annual Base Rental and Tenant's Proportionate Share based thereon, shall be set forth in the Certification of Rent Commencement Date to be executed by the parties pursuant to Section 2.3 hereof.

      (b)    The Rentable Area of the Premises determined pursuant to this
Section 1.2 shall be used as the basis for the computation of all items of Rental (as hereinafter defined), including Annual Base Rental, Tenant's Basic Costs (as hereinafter defined) and Tenant's Utility Costs (as hereinafter defined), and each such item shall be recomputed, if necessary, based on such Rentable Area of the Premises.

      (c) The Rentable Area of the Building is subject to change from time to time in connection with changes to the Building and/or to the premises of other tenants thereof. At the request of Landlord, accompanied by a certificate from the Building architect of the Rentable Area of the Premises and the Rentable Area of the Building, Tenant shall, from time to time, execute instruments confirming the Rentable Area of the Premises and the Rentable Area of the Building.

                                                            EXHIBIT 10.16






                                   ARTICLE 2
                                     TERM

      Section 2.1 The term of this Lease (the "Term") shall begin on the Rent Commencement Date and, unless sooner terminated, the Term shall end at one minute prior to midnight (i.e., at 11:59 p.m.) on the last day of the 180th full month following the Rent Commencement Date.

      Section 2.2 Provided that Tenant performs all of Tenant's obligations under this Lease, including the payment of Rental, Tenant shall, during the Term, enjoy the Premises without disturbance from Landlord or any other persons claiming under or acting by or through Landlord, subject, however, to the terms of this Lease.

      Section 2.3 Landlord shall notify Tenant of the Rent Commencement Date, as such date is determined in accordance with the terms set forth in the Basic Lease Information, and within fifteen (15) days after delivery of such notice Landlord and Tenant shall execute a written instrument substantially in the form of Exhibit F, attached hereto, confirming such date as the Rent Commencement Date. Any failure of the parties to execute such written instrument shall not affect the validity of the Rent Commencement Date as determined as aforesaid.

      Section 2.4 Subject to the provisions of Section 2.4(d), Tenant shall have the right (the "Renewal Option") to renew or extend the Term for one (1) additional period of five (5) years (the "First Renewal Period") and at the end of the First Renewal Period, for one (1) additional period of five
(5) years (the Second Renewal Period) (collectively, the First Renewal Period and the Second Renewal Period are hereinafter called the "Renewal Period[s]"). The Renewal Option shall be exercisable by Tenant by giving written notice of the exercise thereof to Landlord at least nine (9) months prior to the expiration of the initial Term or the First Renewal Period, as the case may be. The Renewal Option may not be exercised for any Renewal Period for less than all space in the Building then leased by Tenant, including Expansion Space.

      (a) In the event that Tenant exercises the Renewal Option in accordance with the provisions hereof, then the Term shall be extended for the First Renewal Period or the Second Renewal Period, as the case may be. Except as otherwise expressly provided herein, the Renewal Periods shall be upon the same terms, covenants and conditions as set forth herein with respect to the immediately preceding Term. All references in this Lease to the Term shall be construed to mean the initial Term and the Renewal Periods unless the context clearly indicates that another meaning is intended. For purposes of this Lease, no distinction is made between the terms "extend" and "renew," or any variations thereof.

      (b)    The Annual Base Rental for the Premises payable pursuant to
Article 5 hereof for the first Lease Year during each of the Renewal Periods shall be ninety-five percent (95%) of the Fair Market Rental Rate (as defined below) of the Premises as of the commencement of the applicable Renewal Period.

                                                            EXHIBIT 10.16



      (c) Landlord and Tenant shall employ the procedure and timetable described below for the purpose of computing the Fair Market Rental Rate of the Demised Premises and the Base Annual Rental properly payable during the first lease year of each Renewal Period:

            (i) Not later than the one hundred seventieth (170th) day prior to the expiration of the initial Term or the First Renewal Period, as applicable (the "Expiration"), Landlord shall deliver to Tenant notice of its proposed Annual Base Rental for the Premises during the first Lease Year of the forthcoming Renewal Period.

            (ii) Not later than the one hundred sixty-fifth (165th) day prior to Expiration. Tenant shall send to Landlord notice of its proposed Annual Base Rental for the Premises.

            (iii) In the event the parties negotiate and agree to an Annual Base Rental and have executed a written agreement establishing same on or before the one hundred fifty-fifth (155th) day prior to Expiration, then said Annual Base Rental shall be binding upon the parties commencing with the first Lease Year of the forthcoming Renewal Period.

            (iv) In the event the parties have failed to execute such an agreement by said date, then Tenant shall engage an appraiser, who is a member of the American Institute of Real Estate Appraisers (a "MAI Appraiser"), on or before the one hundred thirty-fifth (135th) day prior to Expiration, and shall notify the Landlord thereof. In the event Tenant does not engage a MAI Appraiser as required above, then the Annual Base Rental last proposed by the Landlord shall be deemed the Annual Base Rental for the first Lease Year of the forthcoming Renewal Period.

            (v) Not later than the one hundred fifteenth (115th) day prior to Expiration, Tenant shall deliver to Landlord a copy of its appraiser's determination of the Fair Market Rental Rate as aforesaid. In the event Tenant does not deliver a copy as aforesaid, then the Annual Base Rental last proposed by Landlord shall be deemed the Annual Base Rental for the first Lease Year of the forthcoming Renewal Period.

            (vi) In the event the parties negotiate and agree to an Annual Base Rental, and have executed a written agreement establishing same on or before the one hundredth (100th) day prior to Expiration, then said Annual Base Rental shall be binding upon the parties commencing with the first Lease Year of the forthcoming Renewal Period.

            (vii) In the event the parties have failed to execute such an agreement by said date, then Landlord shall engage a MAI Appraiser, on or before the ninety-fifth (95th) day prior to Expiration, and shall notify the Tenant thereof. In the event Landlord does not engage a MAI appraiser as required above, then the Annual Base Rental proposed by Tenant's appraiser shall be deemed the Annual Base Rental for the first Lease Year of the forthcoming Renewal Period.

            (viii) No later than seventy-fifth (75th) day prior to Expiration, Landlord shall deliver to Tenant a copy of its appraiser's determination of the Fair Market Rental Rate as aforesaid. In the event Landlord does not deliver a copy as aforesaid, then the Annual Base Rental last proposed by Tenant's appraiser shall be deemed the Annual Base Rental for the first Lease Year of the forthcoming Renewal Period.

                                                            EXHIBIT 10.16



            (ix) In the event the parties negotiate and agree to an Annual Base Rental, and have executed a written agreement establishing same on or before the seventieth (70th) day prior to Expiration, then said Annual Base Rental shall be binding upon the parties commencing with the first Lease Year of the forthcoming Renewal Period.

            (x) In the event the parties have failed to execute such an agreement by said date, then the two (2) MAI Appraisers shall choose a third MAI Appraiser and notify Landlord and Tenant of such choice. Each party shall bear the cost of its appointed MAI Appraiser and shall share equally the cost of the third MAI Appraiser. In the event that said two (2) MAI Appraisers cannot agree on the choice of a third MAI Appraiser and notify the parties thereof by the sixty-fifth (65th) day prior to Expiration, then the President of the Montgomery County Board of Realtors shall chose a third MAI Appraiser on or before the fifty-fifth (55th) day prior to Expiration.

            (xi) Not later than the forty-fifth (45th) day prior to Expiration, the third appraiser shall determine the Fair Market Rental Rate of the Premises, by selecting as such Fair Market Rental Rate either (i) the Fair Market Rental Rate proposed by Tenant's MAI Appraiser or (ii) the Fair Market Rental Rate proposed by Landlord's MAI Appraiser and submitting such determination to each party in writing. Based on said third MAI Appraiser's determination, Landlord and Tenant shall promptly thereafter execute a written agreement establishing the aforesaid Annual Base Rental, which rent shall be binding upon the parties commencing with the first Lease Year of the forthcoming Renewal Period.

            (xii) During each of the second, third, fourth and fifth Lease Years of each Renewal Period, the Annual Base Rental shall be adjusted in the same manner as described in Section 5.2 of this Lease.

      (d) The Renewal Option referred to in this Section 2.4 may not be exercised by Tenant if, at the time specified in Section 2.4(a) for exercising such option and at commencement of the applicable Renewal Period,
(i) this Lease shall not be in full force and effect, or (ii) an event of default (as described in Article 23) shall have occurred and shall be continuing, or (iii) Tenant occupies less than fifty percent (50%) of the Rentable Area of the Premises and does not demonstrate to the reasonable satisfaction of Landlord an intent to occupy at least fifty percent (50%) of the Rentable Area of the Premises within two (2) years following the commencement of such Renewal Period and for the remainder of such Renewal Period, unless such requirement is waived in writing by Landlord. If Tenant shall fail to exercise the Renewal Option during the time or in the manner provided in this Section 2.4 for the exercise thereof, or if at the time specified for the exercise of such Renewal Option Tenant shall not be entitled to exercise such option because of the provisions of this Section 2.4, then, and in either event, such Renewal Option shall be absolutely void and of no force and effect.

      (e) For purposes of this Lease, the term "Fair Market Rental Rate" means the fair market rental rate of the Premises that would be agreed upon between a landlord and a tenant entering into a new Lease in a comparable Building of comparable age, assuming the following: (i) the landlord and tenant are typically motivated; (ii) the landlord and tenant are well informed

                                                            EXHIBIT 10.16


and well advised and each is acting in what it considers its own best interest;
(iii) the Premises are not improved with any Project Upgrades in excess of the Improvement Allowance, or any Tenant Specialty Items (all as defined in the Work Agreement attached hereto as Exhibit D); (iv) the Premises will be used as office and laboratory space; (v) in the event the Premises have been destroyed or damaged by fire or other casualty, the Base Building Improvements, and the Project Upgrades up to the amount of the Improvement Allowance (all as defined in Exhibit D) have been fully restored; (v) the Premises are to be let with vacant possession and subject to the provisions of this Lease for a five-year term (taking into account the provisions of this Lease, including the Tenant's obligation to pay for Tenant's Basic Costs and Tenant's Utility Costs); and (vi) taking into account market rents then being charged for comparable space in other similar buildings in comparable locations and in the North Rockville, Shady Grove area.


                                   ARTICLE 3
                            LEASEHOLD IMPROVEMENTS

      The terms and provisions of Exhibit D (the "Work Agreement") shall govern the construction and installation of all Base Building Improvements, Project Upgrades and Tenant Specialty Items (as such terms are defined in Exhibit D).

                                   ARTICLE 4
                        ACCEPTANCE OF THE PREMISES AND
                              BUILDING BY TENANT

      Taking possession of the Premises by Tenant, for beneficial use and occupancy, shall be conclusive evidence that Tenant: (a) accepts the Premises as suitable for the purposes for which they are leased; (b) accepts the Building and every part and appurtenance thereof as being in a good and satisfactory condition, except for punch list items; and (c) accepts the Premises in "As Is" condition and waives any defects in the Premises or the Building, except punch list items and latent defects. Tenant shall not occupy or use the Premises prior to the Rent Commencement Date without Landlord's prior consent and, unless all provisions of the Lease shall be in full force and effect

                                   ARTICLE 5
                                    RENTAL

      Section 5.1 Commencing on the Rent Commencement Date, Tenant shall pay to Landlord monthly, in advance, without demand, on the first day of each calendar month during each Lease Year, an annual rental in an amount equal to one-twelfth (1/12) of the Annual Base Rental specified in the Basic Lease Information, subject to adjustment as provided in Sections 1.2 and 5.2 hereof (the "Annual Base Rental"). The first monthly installment of Annual Base Rental shall be payable in advance by Tenant on the date of execution of this Lease. If the Rent

                                                            EXHIBIT 10.16


Commencement Date is a date other than the first day of a calendar month, then the monthly installment of Rental (defined below) for the period from the Rent Commencement Date to the first day of the next month for the first month for which rent is owing, being a fractional month, shall be appropriately prorated. If the Lease terminates on a date other than the last day of a calendar month, then the monthly installment of Rental for the last month for which rent is owing, being a fractional month, shall be appropriately prorated. The installment of Annual Base Rental due for the first month of the Term has been deposited with Landlord by Tenant contemporaneously with the execution hereof.

      Section 5.2 Beginning the first day of the second (2nd) Lease Year and continuing each Lease Year thereafter, the Annual Base Rental payable by Tenant shall be increased to an amount equal to the product obtained by multiplying (i) the Annual Base Rental for the previous Lease Year by (ii) one hundred three percent (103%).

      Section 5.3 All Rental shall be paid to Landlord by Tenant when due, without abatement (except as otherwise set forth in this Lease), deduction, offset, recoupment or counterclaims, in lawful money of the United States, at Landlord's Address for Notices as specified in the Basic Lease Information, or such other place as Landlord may from time to time designate. The term "Rental" or "rent" as used herein means the then applicable Annual Base Rental, Tenant's Basic Costs, Tenant's Utility Costs, any charges for special services, and all other rent and other sums, including without limitation all sums to be paid by Tenant to Landlord pursuant to the Work Agreement (whether characterized as rent or otherwise) payable by Tenant under this Lease, (including, without limitation, any sums, whether characterized as rent or otherwise, payable by any assignee or subtenant of Tenant pursuant to the terms of Article 18). All past due amounts of Rental, including, without limitation, any and all payments to be made by Tenant pursuant to this Article 5 and Articles 6 and 8 which are not paid within ten (10) days after the due date thereof, shall bear interest from the date due until paid at a rate per annum equal to five percent (5%) above the prime rate (the "Prime Rate") publicly announced by NationsBank, N.A., from time to time, and all such interest shall be payable to Landlord on demand; provided, however, that any interest payable pursuant to this
Section 5.3 shall never exceed the Highest Lawful Rate. The term "Highest Lawful Rate" as used herein shall mean the maximum rate of interest from time to time permitted to be charged under applicable law to Tenant with respect to the indebtedness for which such interest is charged under this Lease. In addition to such interest charge, if Tenant fails to pay in full any amount of Annual Base Rental within ten (10) days after the due date thereof (except that such ten (10) days shall commence on the date notice is sent to Tenant no more than two (2) times in any twelve (12) month period) or any amount of Rental other than Annual Base Rental within three (3) days after receipt of written notice from Landlord that the same is overdue, Tenant shall also pay to Landlord on demand a late payment service charge (to cover Landlord's administrative and overhead expenses of processing late payments) equal to five percent (5%) of such unpaid amount for each and every calendar month or part thereof after the due date that such amount has not been paid to Landlord.

                                                            EXHIBIT 10.16


                                   ARTICLE 6
                               OPERATING COSTS

      Section 6.1 Throughout the Term, Tenant shall pay to Landlord Tenant's Proportionate Share of the Basic Costs (as defined in Section 6.2) incurred by Landlord during such Lease Year ("Tenant's Basic Costs"). Tenant's obligation to pay Tenant's Basic Costs shall be determined as follows:

      (a) Before the beginning of the first Lease Year and thereafter before the beginning of each Lease Year during the Term, Landlord shall furnish Tenant with Landlord's estimate of the amount of Tenant's Basic Costs for such Lease Year. By the first day of each month during each Lease Year, commencing with the first Lease Year following the Rent Commencement Date, Tenant shall pay 1/12 of Landlord's estimate of Tenant's Basic Costs for such Lease Year.

      (b)   (i)    Within the first sixty (60) days of each Lease Year during the Term (beginning with the second Lease Year), or as soon thereafter as is reasonably practical, Landlord shall furnish to Tenant a detailed statement, certified by Landlord to be correct ("Expense Statement ") of the actual amount of Tenant's Basic Costs for the previous Lease Year.

            (i) Within thirty (30) days after the delivery of the Expense Statement, Tenant shall make a lump sum payment to Landlord equal to the amount, if any, by which the actual amount of Tenant's Basic Costs exceeds the amount that Tenant has paid toward the estimated amount of Tenant's Basic Costs for such previous Lease Year. Tenant's obligation under this subsection shall survive the expiration or sooner termination of this Lease.

            (ii) If the actual amount of Tenant's Basic Costs is less than the amount Tenant has paid toward the estimated amount of Tenant's Basic Costs for such previous Lease Year, Landlord shall refund the excess to Tenant within thirty (30) days after the issuance of the Expense Statement or, at Landlord's option, Landlord shall apply such amount to the next payments of Rental due hereunder. Landlord's obligation under this subsection shall survive the expiration or sooner termination of this Lease.

            (iii) The effect of the reconciliation payment or adjustment pursuant to (ii) or (iii) above is that Tenant shall pay the actual amount of Tenant's Basic Costs for each Lease Year during the Term.

      (c) If the Rent Commencement Date occurs on a date other than the first day of a Lease Year, or the Term ends on a date other than the last day of a Lease Year, then the actual amount of Tenant's Basic Costs incurred during the Lease Year in which the Rent Commencement Date or the last day of the Term, as applicable, occurs (as the same may be adjusted pursuant to the penultimate paragraph of Section 6.2) shall be computed and an appropriate proration shall be made so that Tenant pays that portion of Tenant's Basic Costs incurred during such Lease Year determined by reference to a fraction, the numerator of which is the number of days during such Lease Year that are included in the Term, and the denominator of which is the number of days in such Lease Year.

                                                            EXHIBIT 10.16


      (d) Within sixty (60) days after delivery of an Expense Statement, Tenant shall have the right to notify Landlord if it intends to examine Landlord's books and records with respect to such Expense Statement. If Tenant so notifies Landlord, then Tenant and its representatives shall have the right, at Tenant's expense, during normal business hours for a period of 30 days after Tenant's notice, to examine Landlord's books and records relating to Basic Costs for the previous Lease Year. Tenant shall notify Landlord within such 30-day period if it disputes such Expense Statement setting forth the reasons therefor (a "Notice of Dispute"). If Tenant either
(i) fails to notify Landlord of its intention to examine Landlord's books and records within sixty (60) days after delivery of an Expense Statement, or
(ii) fails to give Landlord a Notice of Dispute within the 30-day period of examination hereinabove referred to, then Tenant shall be deemed to have accepted such Expense Statement for all purposes hereunder. If Landlord shall have overstated Tenant's obligation for Tenant's Basic Costs for any Lease Year, Landlord shall promptly refund such excess. If Landlord shall have overstated Tenant's obligation for Tenant's Basic Costs for any Lease Year by more than four percent (4%), then Landlord shall reimburse Tenant for the reasonable costs of Tenant's examination of Landlord's books and records.

      Section 6.2 As used herein, "Basic Costs" means all expenses, costs, and disbursements of every kind which Landlord incurs in connection with the operation, repair, and maintenance of the Building, computed on an accrual basis. All Basic Costs shall be determined according to generally accepted accounting principles. Basic Costs shall include, but are not limited to, the following:

      (a) Wages, salaries, and fees of all personnel or entities (exclusive of any of Landlord's personnel above the rank of Building Manager) directly engaged in the operation, repair, maintenance, or security of the Building, including taxes, insurance, and benefits relating thereto.

      (b) The cost of all supplies and materials used in the operation, repair, security, and maintenance of the Building.

      (c) The cost of all maintenance, janitorial, security, and service agreements for the Building and the equipment therein, including, without limitation, alarm service, sprinkler service, water treatment services, janitorial services, window cleaning, service of electrical and mechanical components, rubbish removal, elevator maintenance, extermination service, plumbing service, and landscaping.

      (d) The cost of all insurance relating to the Building for which Landlord is responsible hereunder or which Landlord reasonably considers necessary or appropriate for the operation of the Building, including, without limitation, the cost of property, casualty and liability insurance applicable to the Building and personal property used in the maintenance, operation, repair, and security of the Building, and the cost of rental insurance in such amounts as will reimburse Landlord for all losses of earnings and other income attributable to such perils as are insured against by Landlord.

      (e)    Taxes (as defined in and in accordance with the terms of Section
6.6).

                                                            EXHIBIT 10.16


      (f)    The cost of repairs and maintenance of the Building.

      (g) The cost of capital improvement items (i) which partially reduce operating costs for the general benefit of the Building's tenants, or (ii) which are necessary to comply with a statute, rule, regulation, or directive promulgated by any governmental authority after the date of this Lease, together with interest on the unamortized cost at the actual rate financed or at the rate which would have been payable to a lender had the capital improvement item been financed, as the case may be. All such costs shall be amortized over the reasonable life of the capital investment items, with the reasonable life and amortization schedule being determined by Landlord in accordance with generally accepted accounting principles in accordance with the reasonable life and amortization or depreciation schedule permitted under the Internal Revenue Code.

      (h) Landlord's central accounting costs, together with all accountants' salaries and fees incurred for the preparation of Expense Statements or to reduce Basic Costs.

      (i) A three percent (3%) management fee (based on gross rental income) fee by personnel or entities selected by Landlord to manage the Building which may be an affiliate of Landlord (whether or not paid) to manage the Building.

      (j) Legal and appraisal fees relating to the operation, repair, or maintenance of the Building, including legal fees incurred in order to reduce Basic Costs and, without limitation, expert witness fees incurred by Landlord and the costs of the filing, institution, and/or prosecution of any application or proceeding filed or instituted by Landlord in order to reduce the taxes included in Basic Costs.

      (k) The aggregate of all utility costs incurred by Landlord, including without limitation the amount of credits not attributable to usage by other tenants of the Building, given to Tenant in accordance with Section 8.1(a) hereof, in connection with the operation, maintenance and repair of the Building and the Land including, without limitation, costs of water, power, fuel, heating, lighting, air conditioning, and ventilating and fees of engineers or electrical consulting firms engaged to do work relating to such utility costs or the determination thereof (collectively, "Utility Costs").

      Section 6.3 Notwithstanding anything in Section 6.2 to the contrary, Basic Costs shall not include:

      (a) any of the Project Upgrades or any tenant work, painting or decorating for space leased to other tenants of the Building, and any alterations, painting or decorating performed for Tenant or other tenants of the Building after the initial occupancy thereby;

      (b) legal and other professional fees incurred in connection with disputes with tenants and preparation and negotiation of leases and other agreements with other tenants, prospective tenants, mortgagees, purchasers and other parties that are unrelated to the operation, repair or maintenance of the Building;

                                                            EXHIBIT 10.16


      (c) interest and amortization of indebtedness or any costs of financing or refinancing, depreciation, or ground rent (other than any amount payable by Landlord for real estate taxes, insurance, or repairs or other items of Basic Costs under any ground lease, to the extent such amounts are otherwise included in Basic Costs under Sections 6.2 and 6.3 hereunder) or any costs incurred in connection with a transfer, sale or other disposition of the Building, the Land, or any interest of the Landlord therein;

      (d) compensation paid to any employees of Landlord above the rank of Building Manager (other than the management fee referred to in Section 6.2);

      (e) leasing commissions and marketing, advertising and promotional expenses;

      (f) costs of improving, painting or decorating any space occupied by Landlord or any of its employees or affiliates in the Building;

      (g) The cost of any work performed for, or service or utility furnished to, any tenant at such tenant's cost, for which a specified charge is made by Landlord;

      (h)    any dues or subscriptions to any entities or organizations;

      (i) costs of any special services or repairs provided or rendered to a tenant of the Building which are not provided or rendered generally to the other tenants thereof;

      (j) expenses of a capital nature, including without limitation capital improvements, capital repairs, capital equipment and capital tools, all as determined in accordance with generally accepted accounting principles, consistently applied, in each case except as are expressly included in Basic Costs under Section 6.2(g);

      (k) costs of replacing or otherwise correcting defects in the initial construction of the Building or the Building's parking facilities;

      (l) any expenses for repairs or maintenance which are recovered under warranties or service contracts;

      (m) the cost of any item paid to any entity or person related to or affiliated with Landlord to the extent such cost exceeds the amount payable for such services at the then-existing market rates to unrelated parties or entities;

      (n) costs of additional insurance premiums for the Building due to any tenant's operations in such tenant's premises;

      (o) the cost of repairs or replacements incurred by reason of fire or other casualty;

      (p) any other costs or expenses for which Landlord actually receives reimbursement from any source (other than amounts paid by tenants of the Building for their proportionate shares of Basic Costs), including, without limitation, insurance proceeds and condemnation awards.

                                                            EXHIBIT 10.16


      Section 6.4 In the event of any increase or decrease in the Rentable Area of the Building and/or the Premises, then, effective as of the date of any such change (the "Rentable Area Change Date"), Tenant's Proportionate Share shall be recalculated in accordance with Section 1.2 hereof. In the event Tenant's Proportionate Share is recalculated pursuant to this Section 6.4, the computation of Basic Costs as provided in Section
6.2 of this Lease shall not be altered; rather, the reconciliation payments for Tenant's Basic Costs pursuant to Section 6.1(b) for the Lease Year in which such change occurs shall be computed to reflect the recalculation of Tenant's Proportionate Share effective as of the Rentable Area Change Date.

      Section 6.5 Notwithstanding anything to the contrary herein, the Basic Costs (exclusive of Utility Costs, Taxes and insurance premiums) in any Lease Year, commencing with the second Lease Year, shall not exceed one hundred five percent (105%) of the Basic Costs (exclusive of Utility Costs, Taxes and insurance premiums) for the immediately preceding Lease Year.

      Section 6.6

      (a) The term "Taxes" means the total of all taxes, assessments and governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, including assessments for public improvements and betterments, assessed, levied or imposed with respect to the Land , the Building or any part thereof, including any assessments pending or proposed as of the Rent Commencement Date and any other taxes, fees, charges and governmental impositions, duties and charges of every kind and nature which are or may during the Lease Term and any Renewal Period, be charged, levied, assessed or imposed upon, or become a lien or liens upon the Lease, the Building or any part thereof under or as a result of any present or future laws, ordinances, or regulations of the state, county or city government or of any other municipal agencies or lawful authority whatsoever. The foregoing and following provisions notwithstanding, Taxes shall not include any liens established in connection with Landlord's construction of the Building or any part thereof, or any income, inheritance, franchise, transfer or recordation taxes.

      (b) If, at any time during the Lease Term, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the Premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "Taxes" for the purposes hereof.

      (c) In addition to Taxes, Tenant shall pay, during the Lease Term and any Renewal Period, all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall have its personal property taxed separately from the Premises. If any such personal property taxes for which Tenant is liable are levied or assessed against Landlord or the Premises and if Landlord elects to pay the same or if the assessed value

                                                            EXHIBIT 10.16


of the Lease is increased by inclusion of such personal property, and Landlord elects to pay such taxes based on such increase, Tenant shall pay Landlord on demand such taxes or such increased part of such taxes, as Rental.

      (d) Upon the written request of Tenant, Landlord shall contest any Taxes of which Tenant is obligated to pay its Proportionate Share. In such event, except as provided below, all reasonable out-of-pocket expenses incurred by Landlord in attempting to obtain a reduction in Taxes shall be included in the Basic Costs; provided, however, that Tenant shall be entitled to instruct Landlord to retain a professional to prosecute such appeal only on a contingent fee basis, such fee to be subject to Tenant's reasonable approval. Taxes which are being contested shall nevertheless be included in Basic Costs. If Landlord shall receive a refund of any part of the Taxes, Landlord shall promptly pay Tenant its Proportionate Share of such refund, less any such contingent fee, which fee shall not be included in the Basic Costs or Taxes.


                                   ARTICLE 7
                             SERVICES BY LANDLORD

      Section 7.1 While Tenant is occupying the Premises, Landlord shall furnish the Premises with: (a) passenger elevator service in common with other tenants of the Building, which currently includes: passenger elevators serving the Building's three floors; provided, however, that, so long as Landlord maintains at least one elevator operating at all times, Landlord may reasonably limit the number of elevators to be operated after Normal Business Hours (as defined below), on Saturdays, Sundays, and holidays, and during periods of construction or for safety or maintenance purposes; (b) janitorial cleaning services substantially as set forth in Exhibit C, attached hereto and made a part hereof; (c) replacement, as necessary, of all building standard lamps and ballasts and light fixtures within the Premises; and (d) the services provided for in Sections 7.2 and
8.3. If Tenant requires services which are not specified herein and Landlord provides such services to Tenant, Tenant will pay to Landlord upon demand, as additional Rental, Landlord's charges for providing such services as described in Section 31.1 hereof.

      Section 7.2   Landlord shall:

      (i) provide Tenant, its employees and invitees prompt access (in a manner consistent with a first-class building in the State of Maryland) into the Building and the Premises twenty-four (24) hours each day, seven (7) days per week;

      (ii) furnish a directory of the names and locations of its tenants in the lobby of the Building. The initial listing of the name and suite number of Tenant and as many other listings as Tenant reasonably requires shall be furnished without charge. The subsequent listings of additional names or room numbers and changes or revisions of listings shall be made by Landlord at the cost of Tenant; and

                                                            EXHIBIT 10.16


      (iii) provide limited access control in the form of an electronic card key system for the Building during other than Normal Business Hours. Landlord, however, shall have no liability to Tenant, its employees, agents, invitees or licensees for losses due to theft or burglary, or for damages done by unauthorized persons on the Premises, and neither shall Landlord be required to insure against any such losses.


      Section 7.3 Nothing contained in this Article 7 shall preclude Landlord from including in Basic Costs (pursuant to Section 6.2) any of the costs and expenses referred to in this Article 7 to the extent the same are within the definition of Basic Costs.


                                  ARTICLE 8
                                  UTILITIES

      Section 8.1

      (a) All Building utilities shall be metered to Tenant and Landlord shall credit Tenant monthly in an amount to be determined for utility costs which are not attributable to Tenant's usage (the "Credit"). In the case of electricity and the "Building HVAC" (hereinafter defined), such mutual agreement shall be based upon the following procedure: (i) "check meters" shall be installed by Landlord for each space under lease to tenants other than Tenant, and (ii) an estimate shall be prepared by Landlord concerning the consumption of electricity attributable to the Common Areas; and (iii) in the event that Tenant disagrees with such determination of consumption not attributable to Tenant's usage, Tenant shall have the right to have Landlord conduct or have conducted a survey of electricity consumption by Tenant, by other tenants of the Building and with respect to the Common Areas. The results of such survey shall be determinative in computing such monthly credit. If the results of such survey indicate a plus or minus variance from Landlord's determination of consumption of less than ten percent (10%), Tenant shall pay all of the costs and expenses related to the conduct of such survey. The amount of the Credit for all other utilities shall be as determined by survey. Tenant shall not install or operate in the Premises any equipment or other machinery that, in the aggregate, will cause Tenant to use more than 2235 amps of electricity (the "Premises' Standard Electrical Capacity"), without: (i) obtaining the prior written consent of Landlord, who shall not unreasonably withhold its consent but may condition its consent upon the payment by Tenant of additional Rental for additional wiring or other expenses resulting therefrom, (ii) securing all necessary permits from governmental authorities and utility companies and furnishing copies thereof to Landlord, and (iii) complying with all other requirements reasonably imposed by Landlord.

      (b) If Tenant's equipment shall result in electrical demand in excess of the Premises' Standard Electrical Capacity, Landlord shall have the right, in its sole discretion, to install additional transformers, distribution panels, wiring and other applicable equipment at the expense of Tenant. None of the equipment so installed shall be deemed to be Tenant's personal property.

                                                            EXHIBIT 10.16


      Section 8.2 While Tenant is occupying the Premises and is not in default under this Lease, Landlord shall make available to Tenant the following services: (a) potable water at those points of supply provided for normal lavatory use by tenants in the Building, and in the executive suite bathrooms, lunchroom and laboratory sinks in the Premises; (b) heating, ventilating, and/or air conditioning in the Premises on business days from 8:00 a.m. to 7:00 p.m. (except holidays), at temperatures no less than 67 degrees Fahrenheit and no more than 77 degrees Fahrenheit in the office space in the Premises, and not less than 69 degrees Fahrenheit and no more than 75 degrees Fahrenheit in the laboratory space in the Premises (the "Building HVAC"); and (c) electricity to the first (1st) and second (2nd) floors of the Premises and electric lighting for such floors and for common and public areas and special service areas of the Building in the manner and to the extent customarily provided in first-class buildings in Washington, D.C., all of which services shall be provided to Tenant by Landlord and paid for by Tenant as part of Tenant's Utility Costs. With respect to heating and/or air conditioning, if Tenant requires air conditioning or heating in the Premises outside the hours and days specified above, Landlord shall be obligated to furnish such additional services only upon prior written notice from Tenant given prior to noon of the previous business day. Tenant shall pay for any such additional services requested by Tenant and furnished by Landlord at the rate and in an amount equal to Landlord's actual cost of providing such additional services, which amount shall include the expenses and costs incurred by Landlord for any engineer and similar personnel engaged to provide, and/or engaged during the period Landlord provides, such additional services. Whenever machines or equipment that generate an increase in heat or otherwise affect the air conditioning system are used in the Premises by Tenant which affect the temperature or humidity otherwise maintained by the air conditioning system, Landlord will have the right to install supplemental air conditioning units in the Premises, and the full cost thereof, including the cost of installation, operation, use, and maintenance, will be paid by Tenant to Landlord on demand. Landlord shall have the right during the Term, upon reasonable notice to Tenant, to enter the Premises to install meters and conduct other tests and inspections to determine Tenant's use of water, heating, ventilation, and/or air conditioning.

      Section 8.3 Failure to furnish, or any stoppage of, the services provided for in Article 7 above and this Article 8 resulting from any cause will not make Landlord liable in any respect for damages to either person, property, or business, nor be construed as an eviction of Tenant, nor entitle Tenant to any abatement of rent, nor relieve Tenant from its obligations under this Lease, except as hereinafter set forth in this Section 8.3.
Should any malfunction of the Building improvements or facilities occur, Landlord will repair such malfunction promptly with reasonable diligence, but Tenant will have no claim for rebate, abatement of rent, or damages because of malfunctions or any interruptions in service, except as follows. In the event that (i) electricity and/or heating or air conditioning (in season) of the Premises, shall not be furnished for more than three (3) consecutive business days, and (ii) Tenant, in its reasonable business judgment, determines that it is unable to use and occupy the Premises (or any part thereof) as a result thereof, then the Annual Base Rent Tenant is obligated to pay hereunder shall abate with respect to that part of the Premises which Tenant does not use and occupy, commencing on the fourth (4th) such day until the date on which such services and utilities are restored, unless the failure to furnish such services and utilities is caused by Tenant's acts or omissions.

                                                            EXHIBIT 10.16


      Section 8.4 Tenant shall pay, during the Lease Term and any Renewal Periods, for Tenant's consumption of any separately metered utilities to the Premises directly to the utility companies when and as such charges and costs become due. Tenant shall promptly change the name of the account with each utility company having a meter separately serving the Premises, to Tenant's name, so that Tenant shall be solely liable for all costs, charges and meters for the Premises for utility consumption during the Lease Term and any Renewal Period. Tenant shall pay Landlord for any submetered utilities, at the rate charged by the local utility company, within fifteen (15) days after receipt of an invoice therefor from Landlord, which invoice shall be accompanied by a copy of the bill for the Building from the local utility company. As used herein, "utilities" shall mean the electric current, gas, water, sewer, cable and telephone and other utilities serving the Premises. If Tenant defaults in payment of any charges for utilities, and such failure continues for more than ten (10) days after Tenant's receipt of written notice thereof from Landlord, Landlord may, at its option pay the same on Tenant's account, and Tenant shall promptly reimburse Landlord together with interest on such amount from the date of Landlord's invoice in accordance with Section 5.3 hereof.

      Section 8.5 It is understood and agreed that Tenant will have a supplemental heating, ventilating and air conditioning system serving the computer room in the Premises. Tenant shall have the right to install a generator outside of the Building, in a location approved by Montgomery County, as shown on the Plans for the Project Upgrades. It is understood and agreed that Tenant will install air handling equipment on the roof of the Building and in connection therewith shall comply with all of the provisions of Exhibit I attached hereto. Throughout the Term of this Lease and any Renewal Periods, Tenant shall have the right, in common with Landlord, to the use of the roof of the Building for such air handling equipment. In addition, Landlord shall provide Tenant with adequate space in the Building's mechanical room for Tenant's air handling equipment.


                                   ARTICLE 9
                                     USE

      The Premises shall be used only for general office use, and laboratory space not to exceed 8,100 square feet, except with Landlord's prior written consent, which consent shall not be unreasonably withheld, in accordance with all applicable laws, rules, and regulations and for no other purpose. Tenant agrees to use and maintain the Premises in a clean, safe, lawful, and proper manner.

                                   ARTICLE 10
                 LAWS, ORDINANCES, AND REQUIREMENTS OF PUBLIC
                   AUTHORITIES AND ENVIRONMENTAL COMPLIANCE

      Section 10.1 Tenant shall, at its sole expense, (i) comply with all laws, orders, ordinances, and regulations of Federal, state, county, municipal, and other authorities having

                                                            EXHIBIT 10.16


jurisdiction over the Premises ("Legal Requirements") relating to Tenant's use and occupancy of the Premises, (ii) comply with any direction made pursuant to law by any public officers requiring abatement of any nuisance or which imposes upon Landlord or Tenant any duty or obligation arising from Tenant's occupancy or use of the Premises or from conditions which have been created by or at the insistence of Tenant (hereinafter "Legal Directive"), and (iii) indemnify Landlord and hold Landlord harmless from any loss, cost, claim, or expense which Landlord may incur or suffer by reason of Tenant's failure to comply with its obligations under clauses (i) or (ii) above. If Tenant receives notice of any such direction or of violation of any such law, order, ordinance, or regulation, it shall promptly notify Landlord thereof and provide Landlord with a copy of each written Legal Directive and each written response thereto. Landlord shall, at its sole expense, comply with all Legal Requirements which are unrelated to Tenant's use and occupancy of the Premises, and shall indemnify Tenant and hold Tenant harmless from any loss, cost, claim or expense which Tenant may incur or suffer by reason of Landlord's failure to comply with any such Legal Requirement.

      Section 10.2 Tenant shall not do, or permit anything to be done in the Premises, or keep or suffer to be kept anything therein which will in any way obstruct or interfere with the rights of the Landlord or of the other occupants of the Building, or in any other way injure or annoy the Landlord or the other occupants, or subject the Landlord to any liability for injury to persons or damage to property. Tenant shall, at Tenant's sole cost and expense, promptly comply with (i) all rules, regulations, and requirements of the local Board of Fire Underwriters Rating Bureau or other fire insurance rating organization for the area in which the Premises are situated and of the Landlord's insurers, pertaining to the Premises, or to fire preventive, warning and extinguishing apparatus and (ii) all directives, rules and regulations of the fire marshal, health officer, building inspector and other proper officers of the governmental agencies having jurisdiction over the Premises. In the event that Tenant shall fail to comply with any of the aforesaid laws, rules, regulations, requirements and recommendations, Landlord or its agents may, after thirty (30) days prior written notice (or sooner in an emergency) to Tenant and an opportunity to cure, enter the Premises and take all such action and perform all such work as may be necessary in order to cause compliance under this Section 10.2 and Tenant agrees to reimburse Landlord promptly upon demand for any expense incurred by Landlord in taking such action or performing such work together with interest from the date of Landlord's invoice in accordance with Section 5.3 hereof.

      Section 10.3   Hazardous Materials


      (a) Landlord has heretofore delivered to Tenant, and Tenant has reviewed, that certain Report of Phase I Environmental Site Assessment dated September 4, 1997, prepared by Law Engineering and Environmental Services, Inc. with respect to the Land (the "First Report"). Within one hundred twenty (120) days prior to the Rent Commencement Date, Landlord shall employ an independent engineer or engineering firm, which engineer or firm shall be mutually acceptable to Landlord and Tenant, specializing in testing for the presence of Hazardous Materials (as defined in Section 10.3(f) hereof) contamination (the "Engineer") and Landlord shall authorize the Engineer to conduct all necessary tests, including without limitation testing of

                                                            EXHIBIT 10.16


all underground tanks (if any), to determine if any Hazardous Materials contamination other than as disclosed by the First Report exists on or about the Building or the Land. The cost of the testing described in the preceding sentence shall be paid by Landlord. Landlord shall cause the Engineer to deliver a copy of the Engineer's report concerning the results of tests performed pursuant hereto (the "Second Report") to Landlord and Tenant no later than ninety (90) days prior to the Rent Commencement Date. If the Engineer's report states that no Hazardous Materials contamination other than as disclosed by the First Report exists, then the Landlord shall cause the Engineer to execute and deliver to Landlord and Tenant a certificate in form and substance customarily utilized in the industry for similar purposes, which certifies to both Landlord and Tenant that no Hazardous Materials contamination other than as disclosed by the First Report exists. If the Engineer's report states that any Hazardous Materials contamination other than as disclosed by the First Report exists, then Landlord shall, within thirty (30) days after receipt of the Engineer's report, commence, or cause the commencement of, the removal, treatment and disposal of all such previously undisclosed hazardous wastes, hazardous substances or hazardous materials which shall be the sole responsibility of Landlord, provided that Landlord shall employ environmental consultants and contractors reasonably acceptable to Tenant. Landlord shall diligently prosecute the removal, treatment and disposal of all such Hazardous Materials and shall complete the same prior to the Rent Commencement Date. If the removal of such contamination is not complete by the Rent Commencement Date set forth in the Basic Lease Information, then the Rent Commencement Date shall be postponed until completion of the removal of such contamination, unless otherwise agreed in writing by Tenant. Upon completion of the removal of such contamination, Landlord shall cause the Engineer to certify, at Landlord's sole expense (including without limitation the need for additional testing), that no Hazardous Materials contamination other than as disclosed by the First Report exists.

      (b) During the term of this Lease, Tenant shall comply with all Environmental Laws and Environmental Permits (each as defined in Section 10.3(f) hereof) applicable to the operation or use of the Premises, will cause all other persons occupying or using the Premises to comply with all such Environmental Laws and Environmental Permits, and will immediately pay or cause to be paid all costs and expenses incurred by reason of such compliance.

      (c) Tenant shall not generate, use, treat, store, handle, release or dispose of, or permit the generation, use, treatment, storage, handling, release or disposal of Hazardous Materials (as defined in Section 10.3(f) hereof) on the Premises, or transport or permit the transportation of Hazardous Materials to or from the Premises except for limited quantities used or stored at the Premises and required in connection with Tenant's business operations or the routine operation and maintenance of the Premises, and then only in compliance with all applicable Environmental Laws and Environmental Permits.

      (d) Tenant agrees to defend, indemnify and hold harmless Landlord, its members, agents, employees, contractors, successors and assigns (collectively, the "Landlord Indemnitees") from and against all obligations (including removal and remedial actions), losses, claims, suits, judgments, liabilities, penalties, damages, costs and expenses (including reasonable attorneys' and consultants' fees and expenses) of any kind or nature whatsoever that may at any time be incurred by, imposed on or asserted against such Landlord Indemnitees directly or indirectly

                                                            EXHIBIT 10.16


based on, or arising or resulting from (a) the alleged (by parties other than Landlord) or actual presence of Hazardous Materials on the Building or the Land which is caused by Tenant's business operations in the Premises and (b) any Environmental Claim relating to Hazardous Materials brought into or produced in the Premises by Tenant as part of Tenant's business operations. Landlord agrees to defend, indemnify and hold harmless Tenant, its agents, employees, contractors, successors and assigns (collectively, the "Tenant Indemnitiees") from and against all obligations (including removal and remedial actions), losses, claims, suits, judgments, liabilities, penalties, damages), costs and expenses including reasonable attorneys' and consultants' fees and expenses of any kind or nature whatsoever that may at any time be incurred by, imposed on or asserted against such Tenant Indemnitiees directly or indirectly based on, or arising or resulting from (a) the actual or alleged presence of Hazardous Materials not disclosed in the First Report and by the Second Report if not remediated on the Building or the Land on the Rent Commencement Date or which is caused by Landlord, and (b) any Environmental Claim relating in any way to Landlord's operation or use of the Building or the Land unless relating to matters disclosed in the First Report and by the Second Report if not remediated. If Landlord and Tenant are unable to agree upon whether the presence of any Hazardous Materials on the Land or the Building was caused by Tenant's business operations in the Premises, or relates to Landlord's operation or use of the Building or Land, as the case may be, then Landlord and Tenant shall jointly employ a mutually acceptable independent engineer or engineering firm, specializing in testing for the presence of Hazardous Materials contamination, to determine the cause of such Hazardous Materials contamination, which determination shall be binding on the parties. The parties shall share equally the fees of such engineer or engineering firm. In the event it shall be determined that the presence of such Hazardous Materials on the Land or Building which had been alleged to have been caused by Tenant's business operations in the Premises was in fact primarily caused by the actions of Landlord or another tenant in the Building, then as to such particular Hazardous Materials incident, Tenant's indemnity obligations shall cease and Landlord shall reimburse Tenant its out-of-pocket costs and expenses incurred with respect to such incident under this Section 10.3(d).

      (e) Upon written notice from Landlord to Tenant, not later than ninety (90) days prior to (i) the expiration or termination of this Lease; or
(ii) such other time as Tenant may vacate the Premises, whichever is earlier (the "Termination Date"), Tenant shall employ an independent engineer or engineering firm, which engineer or firm shall be mutually acceptable to Landlord and Tenant, specializing in testing for the presence of Hazardous Materials contamination (the "Engineer") and Tenant shall authorize the Engineer to conduct all necessary tests, including without limitation testing of all underground tanks (if any), to determine if any Hazardous Materials contamination other than as disclosed by the First Report, and by the Second Report if not remediated, exists on or about the Premises. The cost of the testing described in the preceding sentence shall be paid by Tenant. Tenant shall cause the Engineer to deliver a copy of the Engineer's report concerning the results of tests performed pursuant hereto to Landlord and Tenant no later than thirty (30) days prior to the Termination Date. If the Engineer's report states that no Hazardous Materials contamination other than as disclosed by the First Report, and by the Second Report if not remediated, exists, then the Tenant shall cause the Engineer to execute and deliver to Landlord and Tenant a certificate in form and substance customarily utilized in the industry for similar purposes, which certifies to both Landlord and Tenant that no Hazardous

                                                            EXHIBIT 10.16

Materials contamination other than as disclosed by the First Report, and by the Second Report if not remediated, exists. If the Engineer's report states that any Hazardous Materials contamination other than as disclosed by the First Report, and by the Second Report if not remediated, exists, then Tenant shall, within thirty (30) days after receipt of the Engineer's report, commence, or cause the commencement of, the removal, treatment and disposal of all hazardous wastes, hazardous substances or hazardous materials not disclosed by the First Report, and by the Second Report if not remediated, which shall be the sole responsibility of Tenant, provided that Tenant shall employ environmental consultants and contractors reasonably acceptable to Landlord. Tenant shall diligently prosecute the removal, treatment and disposal of all Hazardous Materials not disclosed by the First Report, and by the Second Report if not remediated, and upon completion of the removal of such contamination, Tenant shall cause the Engineer to certify, at Tenant's sole expense (including without limitation the need for additional testing), that no Hazardous Materials contamination other than as disclosed by the First Report, and by the Second Report, if not remediated, exists; provided however, that unless Engineer determines that such Hazardous Materials contamination originated primarily from Tenant's business operations in the Premises or from Hazardous Materials brought into or produced in the Premises by Tenant as part of Tenant's business operations, Tenant shall have no obligation to prosecute the removal, treatment and disposal of any such Hazardous Materials.

      (f) As used herein, the following terms shall have the following meanings: "Hazardous Materials" means (i) petroleum or petroleum products, natural or synthetic gas; (ii) any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes,"
"toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar import, under any applicable Environmental Law; and (iii) any other substance exposure which is now or may hereafter be regulated by any governmental authority. "Environmental Law" means any federal, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Sections 9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq.; the Clean Water Act, 33 U.S.C. Sections 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. Sections 2601 et seq.; the Clean Air Act, 42 U.S.C. Sections 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. Sections 300f et seq.; the Atomic Energy Act, 42 U.S.C. Sections 2011 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136 et seq.; the Occupational Safety and Health Act, 29 U.S.C. Sections 651 et seq. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations, proceedings, consent orders or consent agreements relating in any way to any Environmental Law or any Environmental Permit, including without limitation (i) any and all Environmental Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Environmental Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief

                                                            EXHIBIT 10.16


resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment. "Environmental Permits" means all permits, approvals, identification numbers, licenses and other authorizations required under any applicable Environmental Law.

      (g) The provisions of this Section 10.3 shall survive the expiration or sooner termination of this Lease for a period of twelve (12) months except for the provisions of Section 10.3(d), which shall survive indefinitely.


                                   ARTICLE 11
                     OBSERVANCE OF RULES AND REGULATIONS

      Tenant and its servants, employees, agents, visitors, and licensees shall observe faithfully and comply with the rules and regulations attached to this Lease as Exhibit E ("Rules and Regulations"). Landlord shall at all times have the right to make reasonable changes in and additions to such Rules and Regulations. Provided that Landlord shall enforce the Rules and Regulations in a non-discriminatory manner, any failure by Landlord to enforce any of the Rules and Regulations now or hereafter in effect, either against Tenant or any other tenant in the Building, shall not constitute a waiver of any such Rules and Regulations. Landlord shall not be liable to Tenant for the failure or refusal by any other tenant, guest, invitee, visitor, or occupant of the Building to comply with any of the Rules and Regulations.

                                   ARTICLE 12
                            ALTERATIONS; EQUIPMENT

      Section 12.1 Tenant shall not make or permit to be made to the Premises any structural alterations, or any alterations which materially affect Building utility systems, or alterations which cost more than Twenty-five Thousand Dollars ($25,000.00) (collectively, "Substantial Alterations"), without the prior written consent of Landlord both as to whether the alterations may be made and as to how and when they will be made, which consent shall not be unreasonably withheld, conditioned or delayed.
Any alterations shall be made at Tenant's expense, by its contractors and subcontractors. Any Substantial Alterations shall be made in accordance with complete plans and specifications approved in advance in writing by Landlord, and only after Tenant: (i) has obtained all necessary permits from governmental authorities having jurisdiction and has furnished copies thereof to Landlord, (ii) has submitted to Landlord an architect's certificate that such alterations will conform to all Legal Requirements, and (iii) has complied with all other requirements reasonably imposed by Landlord, including without limitation any requirements due to the underwriting guidelines of Landlord's insurance carriers. At Tenant's expense, Landlord shall join in submitting Tenant's plans for any necessary governmental approval, if required by applicable law. Landlord's consent to any alterations and approval of any plans and specifications constitutes approval of no more than the concept of these alterations and not a representation or warranty with respect to the quality or functioning of

                                                            EXHIBIT 10.16


such alterations, plans and specifications. Tenant shall promptly provide Landlord with "as built" drawings for all such alterations not requiring Landlord's prior written consent.

      Section 12.2 In the event Landlord approves Tenant alterations pursuant to the terms of this Article 12, or in the event such approval is not required, Tenant shall be and is solely responsible for such alterations and for the proper integration thereof with the Building, the Building's systems and existing conditions. All alterations shall be made at Tenant's expense by contractors which have been approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. All such construction, alterations, and maintenance work done by or for Tenant shall (i) be performed in a such manner as to maintain harmonious labor relations, (ii) not alter the exterior appearance of the Building or the common and public areas thereof,
(iii) not affect the structure or the safety of the Building, (iv) comply with all building, safety, fire, plumbing, electrical, and other codes and governmental and insurance requirements, (v) not result in any usage more than ten percent (10%) in excess of building standard of water, electricity, gas, heating, ventilating, or air conditioning (either during or after such work), unless prior written arrangements reasonably satisfactory to Landlord are made with respect thereto, (vi) be completed promptly and in a good and workerlike manner, (vii) be performed in compliance with Article 13 hereof, and (viii) not unreasonably interfere with the use and occupancy of the Building by any other tenant or occupant.

      Section 12.3 Following completion of any Substantial Alterations, at Landlord's request, Tenant (i) shall deliver to Landlord a certificate signed by Tenant stating that such alterations have been completed in accordance with the plans and specifications previously delivered to Landlord and (ii) either shall deliver to Landlord a complete set of "as built" plans showing such alterations or shall reimburse Landlord for any expense incurred by Landlord in causing the Building plans to be modified to reflect the alterations. Tenant hereby agrees to indemnify and hold Landlord harmless against and from any and all claims, damages, costs, and fines arising out of or connected with such alterations.

      Section 12.4 Tenant shall take all necessary steps to insure that no mechanic's or materialmen's liens are filed against the Premises, the Building or the Land as a result of any alterations made by the Tenant. If any mechanic's lien is filed, Tenant shall discharge the lien within ten (10) days after receipt of written notice thereof, at Tenant's expense, by paying off or bonding the lien.

      Section 12.5 If any Substantial Alterations are made without the prior written consent of Landlord, or which do not conform to plans and specifications approved by Landlord or to other conditions imposed by Landlord pursuant to this Article, Landlord may, in its sole discretion, correct or remove such alterations at Tenant's expense.

      Section 12.6 No alterations or Project Upgrades (as defined in Exhibit D), or installed by or for Tenant in or to the Premises shall be removed by Tenant during the Term except in accordance with Section 20.2.

      Section 12.7 Business machines and equipment belonging to Tenant, which cause noise or vibration that may be transmitted to any part of the Building to such a degree as to be

                                                            EXHIBIT 10.16


objectionable to Landlord or to any tenant or occupant of the Building, shall be installed and maintained by Tenant at Tenant's expense on devices that eliminate the noise and vibration. Tenant shall not place any load upon the floor of the Premises which exceeds the per square foot load the floor was designed to carry.


                                   ARTICLE 13
                                    LIENS

      Tenant shall keep the Premises and the Building free from any liens arising from any work performed, materials furnished, or obligations incurred by or at the request of Tenant. All persons either contracting with Tenant or furnishing or rendering labor and materials to Tenant shall be notified in writing by Tenant that they must look only to Tenant for payment, and a copy of every such writing shall be promptly provided by Tenant to Landlord upon Landlord's request. Nothing contained in this Lease shall be construed as Landlord's consent to any contractor, subcontractor, laborer, or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration, or repair of or to the Premises or the Building, nor as giving Tenant any right to contract for, or permit the performance of, any services or the furnishing of any materials that would result in any liens against the Premises or the Building. If any lien is filed against the Premises or Tenant's leasehold interest therein or if any lien is filed against the Building which arises out of any purported act or agreement of Tenant, Tenant shall discharge the same within ten (10) days after receipt of written notice thereof by payment, filing of the bond required by law, or otherwise. If Tenant fails to discharge such lien within such period, then, in addition to any other right or remedy of Landlord, Landlord may, at its election, discharge the lien by paying the amount claimed to be due, by obtaining the discharge by deposit with a court or a title company, or by bonding. Tenant shall pay on demand any amount paid by Landlord for the discharge or satisfaction of any such lien and all reasonable attorneys' fees and other reasonable costs and expenses of Landlord incurred in defending any such action or in obtaining the discharge of such lien, together with all necessary disbursements in connection therewith.

                                   ARTICLE 14
                          REPAIRS; DAMAGE BY TENANT

      Section 14.1 Except for those parts of the Premises which Landlord is obligated to maintain under Section 14.2, Tenant shall keep the Premises and every part thereof in good condition and repair at all times during the Term and at Tenant's sole cost and expense. If Tenant fails to commence such repairs within fifteen (15) days after receipt of written notice of the necessity therefor from Landlord, and thereafter diligently pursue the same to completion, Landlord, at its option, may make such repairs, and Tenant shall pay Landlord on demand Landlord's actual costs in making such repairs plus fifteen percent (15%) for Landlord's overhead. Notwithstanding the foregoing, Tenant shall have no obligation to maintain or repair any portion of the Building which is not part of the Premises; provided, however, that Tenant

                                                            EXHIBIT 10.16


shall reimburse Landlord for any actual costs incurred for maintenance or repair of any such portion of the Building if such maintenance or repair is necessitated by the acts or omissions of Tenant plus fifteen percent (15%) for Landlord's overhead. At the end of the Term, Tenant shall surrender to Landlord the Premises and all alterations, additions, and improvements thereto subject to the provisions of Article 20 hereof. Landlord has no obligation and has made no promise to alter, remodel, improve, repair, redecorate, or paint the Premises or any part thereof except as specifically set forth in this Lease, including the Exhibits hereto. No representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant except as specifically set forth in this Lease, including the Exhibits hereto.

      Section 14.2

      (a) Subject to the other provisions of this Lease imposing obligations in this respect upon Tenant and subject to the provisions of Articles 16 and 17 hereof, Landlord shall repair, replace, and maintain in good condition (i) the external and structural parts of the Building, including the roof and the foundations, (ii) all Common Areas, and (iii) the HVAC, mechanical, electrical, and plumbing systems of the Building, exclusive of systems, if any, specially installed by or on behalf of Tenant.

      (b) Nothing contained in this Section 14.2 shall preclude Landlord from including in Basic Costs (pursuant to Sections 6.2 and 6.3) any of the costs and expenses referred to herein to the extent the same are within the definition of Basic Costs.

      (c) If Landlord refuses or neglects to promptly commence and complete repairs or maintenance to the Building necessary to satisfy the provisions of this Section 14.2, Tenant may, after fifteen (15) days written notice to Landlord (or such longer period as may be reasonably required to complete such repairs, provided that Landlord commences the same promptly after receipt of Tenant's notice and thereafter diligently proceeds with the same), but shall not be required to, make and complete such repairs or maintenance and Landlord shall pay the cost therefor to Tenant upon demand.

      Section 14.3 Except as otherwise expressly provided in this Lease, all injury, breakage and damage to the Land, the Building or the Premises, caused by any act or omission of Tenant shall be repaired by and at the sole expense of Tenant, except Landlord shall have the right, at its option, to make any such repairs to any portions of the Building except the third (3rd) floor of the Premises, and to charge Tenant for all costs and expenses incurred in connection therewith as additional Rental payable within ten (10) days after the rendering of a bill therefor. Tenant shall notify Landlord promptly of any injury, breakage or damage to the Land, the Building, or the Premises caused by Tenant.


                                  ARTICLE 15
                                  INSURANCE

                                                            EXHIBIT 10.16


      Section 15.1 During the Term, Tenant, at its sole cost and expense, shall obtain and keep in force the following insurance:

      (a) All-Risk (Special Perils) Insurance upon property of every description and kind located in the Premises and owned by Tenant or for which Tenant is legally liable or which is installed by or on behalf of Tenant, including, without limitation, furniture, fittings, installations, furnishings, movable trade fixtures, and personal property, but excluding Project Upgrades (as defined in Exhibit D) and alterations installed by Tenant pursuant to Article 12, in an amount equal to the full replacement cost thereof.. Landlord will not be required to carry insurance of any kind on any Tenant's fixtures, equipment, or improvements (other than the Project Upgrades and alterations installed by Tenant pursuant to Article 12) under this Lease, and Landlord shall not be obligated to repair any damage thereto or replace the same.

      (b) Commercial general liability insurance coverage, including personal injury, bodily injury, property damage, operations hazard, contractual liability coverage, in limits not less than $3,000,000 inclusive; limits may be purchased in a combination of commercial general liability and excess liability and/or umbrella liability policies. All such insurance policies shall name Tenant as named insured thereunder and shall name Landlord and, if requested by Landlord, Landlord's mortgagees and/or ground or primary lessors as additional insureds thereunder, all as their respective interests may appear.

      (c) Worker's Compensation and Employer's Liability insurance as required by law and business interruption insurance, all in form and amount satisfactory to Landlord.

      (d) Any other form or forms of insurance that Landlord or Landlord's mortgagee, may reasonably require from time to time in form, in amounts, and for insurance risks against which a prudent tenant of comparable size and in a comparable business would protect itself including, without limitation, biotechnology professional liability insurance and pollution liability insurance coverages.

      Section 15.2 All insurance policies required to be maintained by Tenant under this Lease must: (i) be issued by insurance companies approved by Landlord, in its reasonable discretion; (ii) be in form and have content satisfactory to Landlord; (iii) be written as primary policy coverage; (iv) contain an express waiver of any right of subrogation in the property and general liability policies, by the insurance company against Landlord, the Mortgagees and the Landlord's and the Mortgagees' employees and agents; (v) contain an undertaking by the insurers to notify Landlord and Landlord's mortgagees (and, if applicable, Landlord's ground or primary lessors) in writing, not less than fifteen (15) days before any material adverse change, reduction in coverage, cancellation, non-renewal or other termination thereof. Tenant shall deliver to Landlord certificates of each such policy and any renewal policy, together with evidence of payment of all applicable premiums, at least ten (10) days before the Rent Commencement Date and at least ten (10) days before the renewal of any policies.

      Section 15.3 During the Term, Landlord shall insure the Building, including the Project Upgrades and alterations installed by Tenant pursuant to
Article 12 (but excluding any property Tenant is obligated to insure under Section 15.1 hereof), with a reputable insurance company

                                                            EXHIBIT 10.16


authorized to do business in the State of Maryland against damage with All-Risk (Special Perils) insurance in an amount not less than 90% of the then replacement cost and commercial general liability insurance with limits of not less than $3,000,000; limits may be purchased in a combination of commercial general liability and excess liability and/or umbrella liability policies. Landlord may, but shall not be obligated to, obtain and carry any other form or forms of insurance as it or Landlord's mortgagees may reasonably determine advisable. All insurance policies required to be maintained by Landlord under this Lease must (i) name Tenant as an additional insured; (ii) be written as primary policy coverage; (iii) contain an express waiver of any right of subrogation in the property and general liability policies, by the insurance company against Tenant and its employees and agents; and (iv) contain an undertaking by the insurers to notify Tenant in writing, not less than fifteen
(15) days before any material adverse change, reduction in coverage, cancellation, non-renewal or other termination thereof. Landlord shall deliver to Tenant certificates of each such policy and any renewal policy, together with evidence of payment of all applicable premiums, at least ten (10) days before the Rent Commencement Date and at least ten (10) days before the renewal of any policies. Notwithstanding any contribution by Tenant to the cost of insurance premiums as provided herein, Tenant acknowledges that it has no right to receive any proceeds from any insurance policies carried by Landlord, except as follows. In the event that this Lease is terminated pursuant to Article 16, then Tenant shall be entitled to receive, from Landlord's insurance proceeds, an amount equal to the replacement cost of the Project Upgrades (as defined in Exhibit D) in excess of Ten Dollars ($10.00) per square foot of Rentable Area of the Premises, and the replacement cost of any alterations made by Tenant to the Premises. This provision shall survive the expiration or sooner termination of this Lease pursuant to Article 16.

      Section 15.4 If Tenant's occupancy or business in or on the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance carried by Landlord with respect to the Building, Tenant shall pay any such increase in premiums as additional Rental within ten
(10) days after being billed therefor by Landlord, provided that all other building tenants are also required to pay any insurance premium increases resulting from their use of their premises. In determining whether increased premiums are a result of Tenant's use of the Premises, a schedule issued by the organization computing the insurance rate on the Building or the Project Upgrades showing the various components of such rate shall be conclusive evidence of the several items and charges which make up such increased premiums. Tenant shall promptly comply with all reasonable requirements of the insurance authority or any present or future insurer relating to the Premises. If any of Landlord's insurance policies shall be cancelled or cancellation shall be threatened (in writing by the insurance company) or the coverage thereunder reduced or threatened (in writing by the insurance company) to be reduced in any way because of the use of the Premises or any part thereof by Tenant or any assignee or subtenant of Tenant or by anyone Tenant permits on the Premises and if Tenant fails to remedy the condition giving rise to such cancellation, threatened (in writing by the insurance company) cancellation, reduction of coverage, or threatened (in writing by the insurance company) reduction of coverage within 48 hours after notice thereof, Landlord may, at its option, enter upon the Premises and attempt to remedy such condition, and Tenant shall promptly pay the cost thereof to Landlord as additional Rental; provided, however, that in lieu of remedying such condition, Tenant may, at its option, obtain another insurance policy for Landlord from an

                                                            EXHIBIT 10.16


insurance company reasonably acceptable to Landlord (the premiums for which shall be paid by Landlord and included in Basic Costs), so long as Tenant reimburses Landlord directly for any premiums for such policy in excess of the premiums for Landlord's cancelled policy. In the event Tenant is unable to obtain replacement insurance at least ten (10) days prior to the cancellation or reduction of Landlord's insurance, then in that event Tenant will immediately cease and desist from keeping, using, selling, or offering for sale in or upon the Premises any article which may be prohibited by any insurance policy in force covering the Building and the Project Upgrades. Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located on the Premises resulting from such entry, unless such damage or injury is caused by the willful or wanton acts or omissions of Landlord, its agents, employees or contractors. If Landlord is unable, or elects not, to remedy such condition or if Tenant fails to maintain any insurance required by this Lease, then in either such event Landlord shall have all of the remedies provided for in this Lease in the event of a default by Tenant.

      Section 15.5 Landlord and Tenant shall not be liable or responsible for, and each hereby releases the other, the partners, employees, officers, directors and agents of the other from any and all liability and responsibility to the other, or any person claiming by, through or under the Landlord or Tenant, by way of subrogation or otherwise, any damage or loss to their respective property due to hazards covered (or which should be covered) by policies of insurance obtained (or which should be or have been obtained) pursuant to this Lease to the extent of the damage or loss covered (or which should have been covered) thereby, assuming that any deductible shall be deemed to be insurance coverage.


                                   ARTICLE 16
                       DAMAGE BY FIRE OR OTHER CASUALTY

      Section 16.1 Tenant shall immediately notify Landlord of any damage by any casualty to the Premises or Building. If the Building or the Premises shall be damaged by any casualty, and if this Lease shall not have been terminated pursuant to this Article 16, Landlord shall repair said damage and restore and rebuild the Building and/or the Premises (including the Project Upgrades, as defined in Exhibit D) as soon as reasonably practicable after said damage occurs, subject to Landlord's receipt of available insurance proceeds and the consent of any mortgagee of Landlord to the application of such insurance proceeds to the restoration of such damage, and the Rental payable hereunder shall be abated from the date of such casualty until said damage has been restored in proportion to the extent that the Premises are rendered unusable for the normal conduct of the business then conducted on the Premises. Landlord covenants to use best efforts to obtain the agreement of its mortgagee from time to time, such agreement to be contained in the loan documents evidencing and securing its loan, to allow the application of insurance proceeds to the restoration of Promises or Building in accordance with the terms hereof, subject however, to such mortgagees conditions and requirements for the disbursement of proceeds, including, without limitation, the implementation of customary construction, and disbursement procedures.

      Section 16.2   [INTENTIONALLY OMITTED]

                                                            EXHIBIT 10.16


      Section 16.3 If (i) the Building and/or the Premises shall be so damaged by casualty to such extent that the Premises are rendered unusable for the normal conduct of Tenant's business then conducted on the Premises and the Landlord estimates that the Building and/or Premises (including the Project Upgrades) cannot be substantially repaired within eighteen (18) months after the date of the casualty or (ii) Landlord, despite its best efforts is unable , within ninety (90) days after the date of the casualty, to obtain the use of the insurance proceeds for restoration of damage and the consent of its mortgagee, (and Landlord does not nevertheless agree to fully repair and restore the Building and/or the Premises), Tenant or Landlord may terminate this Lease by notice to the other given within thirty (30) days of Tenant's receipt of a copy of Landlord's notice and this Lease shall terminate; provided, however, that the provisions of this Lease which are designated to cover matters of termination and the period thereafter shall survive the termination of this Lease. Additionally, if the repairs which are estimated to be substantially completed by the end of such eighteen (18) months are in fact not completed within eighteen (18) months, then Tenant or Landlord may terminate this Lease from and after the end of such eighteen (18) months period by written notice to the other within thirty
(30) days after the expiration of such eighteen (18) month period. The foregoing and notwithstanding, in the event Landlord or Tenant exercises its right of termination pursuant to the terms of this Section 16.3, Tenant shall have the one time right, exercisable by written notice to Landlord within thirty (30) days after receipt of Landlord or Tenant's notice of termination, to purchase Land and the Building at a purchase price equal to the greater of
(i) the fair market value of the Land and the Building as determined in accordance with the appraisal procedure set forth in Section 2.4(c) hereof, for the determination of fair market rental rate and modifying such procedures to apply to the determination of the fair market value of the Land and the Building; or (ii) the outstanding principal balance of any loan that encumbers the Premises together with any accrued unpaid interest, penalties, costs and expenses due and owing to such mortgagee as of the date of settlement of such purchase. Landlord shall use commercially reasonable efforts to cause its mortgagee from time to time to provide Tenant with notice of any material default, and Landlord shall provide Tenant with notice of any material default by Landlord under its mortgage loan documents. Settlement under such purchase option, shall be consummated within thirty
(30) days after determination of the fair market value of the land and the building, the parties shall prorate all customary adjustment as of the date of settlement; provided that Tenant shall be responsible for the payment of 100% of any State and/or County transfer and recordation taxes applicable to such sale and title shall be conveyed without encumbrances by special warranty deed. If the Purchase Price is the outstanding balance of any loan that encumbers the Premises, Landlord at settlement shall assign to Tenant all insurance proceeds payable in connection with such casualty to the extent of the positive difference between the fair market value determination above and the balance paid to Landlord's mortgagee, with any excess proceeds being paid to Landlord. In the event Tenant fails to timely provide written notice of its exercise of such purchase option or if settlement is not consummated within the aforesaid thirty (30) day period, time being of the essence, this purchase option shall lapse and shall be of no further force and effect and this Lease shall be deemed terminated as otherwise provided in this Section 16.3.

      Section 16.4 If Landlord is obligated to repair the Premises or Building after any casualty pursuant to this Article 16, following receipt of available insurance proceeds and any required mortgagee approval Landlord shall diligently commence and continuously prosecute

                                                            EXHIBIT 10.16


such repair to completion and shall provide Tenant with monthly progress reports concerning such repairs.

      Section 16.5 If the Building or the Premises, or any substantial portion thereof, is substantially destroyed by fire or other cause at any time during the last twelve (12) months of the Term (as the same may have been extended), either Landlord or Tenant may terminate this Lease upon written notice to the other given within sixty (60) days after the date of such destruction; provided, however, that those provisions of this Lease which are designated to cover matters of termination and the period thereafter shall survive the termination hereof. For purposes of this Section 16.5, the Building or Premises shall be deemed "substantially destroyed" if at least twenty-five percent (25%) of the Rentable Area of the Building or the Rentable Area of the Premises, as the case may be, is rendered unusable by such fire or other cause.

      Section 16.6 Except for any abatement of Rental expressly set forth in this Article 16, no damages, compensation, or claim shall be payable by Landlord for inconvenience, loss of business, or annoyance arising from any repair or restoration of any portion of the Premises, the Project Upgrades, or the Building. Landlord shall use reasonable efforts to have such repairs made promptly so as not to unnecessarily interfere with Tenant's occupancy.

      Section 16.7   The provisions of this Article shall be
considered an express agreement governing any case of damage or destruction of the Building, the Project Upgrades or the Premises by fire or other casualty.

      Section 16.8 In the event of the termination of this Lease pursuant to the provisions of Sections 16.2, 16.3, or 16.5, this Lease, the Term, and the estate hereby granted shall expire as of the date of such termination in the same manner and with the same effect as if it were the date set for the normal expiration of the Term, and Rental shall be abated as of the date of termination.


                                  ARTICLE 17
                                 CONDEMNATION

      Section 17.1 In the event the whole or substantially the whole of the Building and/or the Premises is taken or condemned for any public purpose, this Lease shall terminate as of the date of such taking; provided, however, that those provisions of this Lease which are designated to cover matters of termination and the period thereafter shall survive the termination hereof.

      Section 17.2 In the event that more than twenty-five percent (25%) of the Building shall be taken or condemned for any public purpose (whether or not such taking includes any portion of the Premises), which taking, in Landlord's reasonable judgment, shall interfere materially with Landlord's use and operation of the Building or is such that Landlord reasonably determines that the Building cannot be restored to usefulness in an economically feasible manner, then Landlord shall have the option to terminate this Lease effective as of the date specified by Landlord in its notice of termination; provided, however, that those provisions of this Lease which are

                                                            EXHIBIT 10.16


designated to cover matters of termination and the period thereafter shall survive the termination hereof. In the event that more than twenty-five percent (25%) of the Premises shall be taken or condemned for any public purpose, which taking, in Tenant's reasonable judgment, shall interfere materially with Tenant's use of the Premises for its business operations, then Tenant shall have the option to terminate this Lease effective as of the date specified by Tenant in its notice of termination; provided however, that those provisions of this Lease which are designated to cover matters of termination and the period thereafter shall survive the termination hereof.

      Section 17.3 In the event that a portion, but less than substantially the whole, of the Premises should be taken or condemned for any public purpose, then this Lease shall terminate as of the date of such taking as to the portion of the Premises so taken, and, unless Landlord or Tenant exercises its option to terminate this Lease pursuant to Section 17.2, this Lease shall remain in full force and effect as to the remainder of the Premises. In such event, the Annual Base Rental attributable to the Premises will be diminished by an amount representing the part of such amount properly applicable to the portion of the Premises so taken. Further, in such event, Tenant's Proportionate Share shall be recomputed based upon the remaining Rentable Area in the Premises and in the Building.

      Section 17.4 In the event of the termination of this Lease pursuant to the provisions of Sections 17.1, 17.2, or 17.3, this Lease, the Term, and the estate hereby granted shall expire as of the date of such termination in the same manner and with the same effect as if that were the date set for the normal expiration of the Term, and Rental shall be abated as of the date of termination. The provisions of this Section 17.4 shall apply in the same manner to any partial termination of this Lease pursuant to the provisions of this Article 17.

      Section 17.5 If Landlord is obligated to repair the Premises or the Building after any taking or condemnation pursuant to this Article 17, subject to receipt of adequate condemnation proceeds, Landlord shall diligently and continuously prosecute such repair to completion.

      Section 17.6   Except as otherwise provided in this Section
17.6 and Section 17.7 below, Landlord shall be entitled to receive the entire award in any condemnation proceeding or action for taking, without deduction therefrom for any estate vested in Tenant by this Lease, provided that nothing herein contained shall prohibit Tenant from seeking severance damages or moving expenses or the value of its fixtures in the Premises, so long as such awards do not in any manner reduce the award payable to Landlord. Landlord shall pay to Tenant, from Landlord's award, the portion of such award which is attributable to the unamortized value (based upon straight-line amortization over fifteen (15) years), if any, of the Project Upgrades (as defined in Exhibit D) in excess of Ten Dollars ($10.00) per square foot of Rentable Area of the Premises, and to the unamortized value (based upon straight-line amortization over a life equal to the period from the date such alterations were made to the end of the then current Term), if any, of any alterations made by Tenant to the Premises. This provision shall survive the expiration or sooner termination of this Lease.

      Section 17.7 If the temporary use or occupancy of all or any part of the Premises shall be condemned or taken for any public or quasi-public use during the Term, this Lease shall be

                                                            EXHIBIT 10.16


and remain unaffected by such condemnation or taking, and Tenant shall continue to pay in full the Rental payable hereunder for any period during such temporary use or occupancy during the Term (less any amount paid to Landlord from any escrow fund described in the last sentence of this Section 17.7). In the event of any such condemnation or taking, Tenant shall be entitled to appear, claim, prove, and receive the portion of the award for such taking that represents compensation for use or occupancy of the Premises during the Term, and Landlord shall be entitled to appear, claim, prove, and receive the portions of the award that represent the cost of restoration of the Premises and the use or occupancy of the Premises after the end of the Term. Any award to which Tenant is entitled under this Section 17.7 shall be deposited in escrow with a bank or other institution approved by Landlord and Tenant and held as security for the performance of all obligations of Tenant hereunder. Except as modified by this Section 17.7, such deposit shall be treated as a Security Deposit hereunder to which the provisions of Article 25 hereof shall apply. Such deposit shall be invested in an interest-bearing account, money market fund, or other liquid investment approved by Landlord and Tenant, and any interest or earnings thereon shall be paid to Tenant so long as Tenant is not in default under this Lease. Such escrow fund shall be disbursed in equal monthly installments over the period of months during the Term which has been taken by the condemning authority: first, to Landlord towards the payment of any Rental due for such month and the excess, if any, to Tenant.


                                  ARTICLE 18
                          ASSIGNMENT AND SUBLETTING

      Section 18.1 Tenant shall not assign this Lease, or sublease or transfer all or any portion of the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld as to subletting or assignment; provided, however, that Landlord shall not be deemed to have unreasonably withheld its consent to a proposed assignment, sublease or transfer of any or all of the Premises if such consent is withheld because: (i) Tenant is then in default of this Lease, following applicable notice and the expiration of applicable cure periods, or an event has occurred which, with the giving of notice or passage of time, or both, would constitute a default hereunder (unless such occurrence shall be cured prior to the commencement date of the proposed sublease or assignment); or
(ii) any notice of termination of this Lease or termination of Tenant's rights under this Lease shall have been validly given; or (iii)(a) either the portion of the Premises which Tenant proposed to sublease, or the remaining portion of the Premises, or the means of ingress and egress to either the portion of the Premises which Tenant proposed to sublease or the remaining portion of the Premises, or (iii)(b) the proposed use of the Premises or any portion thereof by the proposed assignee or subtenant will violate any Legal Requirement or would not conform with the use provisions set forth in Article 9 of this Lease; or (iv) in the reasonable judgment of Landlord, the proposed assignee or subtenant is of a character or reputation or is engaged in a business which would be harmful to the image and reputation of the Building or Landlord, or the proposed assignee is not financially capable of performing its obligations under the terms of this Lease; or (v) the proposed assignee or subtenant is a governmental entity (or subdivision or agency thereof) or is an occupant of the Building for whom Landlord has available for lease space similar in size and otherwise reasonably

                                                            EXHIBIT 10.16


comparable to that which Tenant is proposing to assign or sublease to such occupant of the Building and such occupant of the Building would accept the space being offered by Landlord if the space which Tenant is offering were not available; or (vi) notwithstanding Tenant's continuing primary liability under this Lease, as set forth in this Section 18.1, the assignee fails to assume all of the obligations of Tenant under this Lease, or the sublessee fails to agree to be subject to all the terms and conditions of this Lease. Tenant understands and acknowledges that the foregoing are merely examples of reasons for which Landlord may withhold its consent and shall not be deemed exclusive of any permitted reasons for Landlord to withhold its consent, whether similar or dissimilar to the foregoing examples. Tenant agrees that all advertising by Tenant or on Tenant's behalf with respect to the assignment of this Lease or the subletting of all or any part of the Premises must be approved in writing by Landlord prior to publication. In the event of any such assignment or subletting consented to by Landlord or any assignment, sublease or transfer not requiring Landlord's consent, Tenant shall remain fully and primarily liable for the payment of rent due under this Lease and for the performance of all the covenants, agreements, terms, conditions and provisions under this Lease.

      Section 18.2   The term "assign" or "assignment" shall mean and refer to:

      (a) an assignment by Tenant of its rights and obligations under this Lease;

      (b) an imposition (whether or not consensual) of a lien, mortgage or encumbrance upon Tenant's interest in this Lease;

      (c) an arrangement which allows the use and occupancy of the Premises by any person or entity other than Tenant;

      Section 18.3   In addition to the restrictions set forth in
Section 18.1, Tenant may not assign this Lease, nor sublet or transfer (or permit occupancy or use of) all or any portion of the Premises for a term of more than four (4) years or for the balance of the final Renewal Period if less than four (4) years, without giving Landlord thirty (30) days prior written notice thereof, which notice shall contain in reasonably sufficient detail the terms on which Tenant seeks to assign or sublet. For thirty (30) days following receipt of said notice, Landlord shall have the right, exercisable by sending notice to Tenant, to recapture from Tenant for the balance of the Term of this Lease (i) all of the Premises in the event Tenant notified Landlord of its desire to assign this Lease, or (ii) so much of the Premises as Tenant intends to sublet or transfer in the event Tenant notified Landlord of its desire to sublet or transfer the Premises or permit another to make use thereof. In the event Landlord does not exercise the aforesaid right within said thirty (30) days, Tenant may attempt for a period of one hundred eighty (180) days from the last day of said thirty (30)-day period to sublet or transfer or permit use of this Lease or such space on the terms set forth in the aforementioned notice and in accordance with the terms of Sections 18.1 and 18.4. Upon the termination of said one hundred eighty
(180)-day period, Tenant may not assign this Lease, nor sublet or transfer (or permit occupancy or use of) all or any portion of the Premises, except in accordance with the terms of this Section 18.3, including Tenant's notice obligation and Landlord's right of recapture. In the event that Tenant defaults hereunder, Tenant

                                                            EXHIBIT 10.16





hereby assigns to Landlord the Rental due from any assignee or subtenant and hereby authorizes each such party to pay said Rental to Landlord.

      Section 18.4   In addition to the requirements set forth in
Section 18.3, no subletting or transfer or assignment of all or a portion of the Premises requiring Landlord's consent shall be effective unless and until Landlord shall have received, at least thirty (30) days prior to the proposed commencement date of such subletting, transfer or assignment (i) a written request from Tenant for the proposed subletting, transfer or assignment, (ii) full and complete information concerning the identity and business activities of the proposed sublessee or assignee, (iii) such financial information concerning the proposed sublessee or assignee as Landlord shall reasonably request after notification by Tenant of the proposed subletting or transfer or assignment, and (iv) a copy of the proposed sublease or assignment, which shall be in form and substance acceptable to Landlord in its reasonable discretion. No consent by Landlord to a subletting or transfer or assignment shall be effective unless such consent shall be in writing. Landlord agrees to respond to any request by Tenant for subletting or assignment within fifteen (15) days following receipt of a request therefor, which period may be extended by Landlord to twenty (20) days if Landlord is not reasonably able to respond within the original fifteen (15)-day period and so notifies Tenant within such original fifteen (15)-day period. A failure by Landlord to respond to any such request within such fifteen (15) or, if extended, twenty (20) day period shall be deemed written consent by Landlord to such request for subletting, transfer or assignment, as the case may be.

      Section 18.5 In the event Tenant assigns or transfers or sublets all or a portion of the Premises to a third party, then (i) fifty percent (50%) of any "Excess Rents" (hereinafter defined) that are paid by such third party for the right to occupy the Premises shall be paid by Tenant to Landlord on a monthly basis as additional Rental and (ii) Tenant shall be responsible for all reasonable costs and expenses, including reasonable attorneys' fees, incurred by Landlord in connection with any proposed or purported assignment or sublease. As used herein, the term "Excess Rents" means the rental amounts paid by the assignee or subtenant for the right to occupy the Premises, reduced by (i) the Rental then in effect for the portion of the Premises assigned or sublet, (ii) the aforesaid Landlord expenses and,
(iii) the reasonable expenses incurred by Tenant in connection with such assignment or subletting, including without limitation, leasing commissions, attorneys' fees and costs of improving the assigned or sublet space for the assignee or subtenant, the portion of the cost of any alterations or improvements made, at Tenant's expense, to the portion of the Premises assigned or sublet, which is attributable to the period of the assignee's or Subtenant's occupancy. With respect to an assignment "rental amounts paid by the assignee for the right to occupy the Premises" shall mean any rental amounts plus (whether in addition thereto or in substitution thereof) any and all consideration received for the assignment of this Lease (but not for any personal property or other assets which may be transferred by Tenant to the assignee). The failure of Tenant to remit fifty percent (50%) of any such Excess Rents to Landlord shall be a default hereunder.

      Section 18.6 The consent by Landlord to any assignment or subletting shall neither be construed as a waiver release of Tenant from any covenant or obligation of Tenant under this Lease, nor as relieving Tenant from giving Landlord the aforesaid thirty (30) days notice of, or

                                                            EXHIBIT 10.16





from obtaining the consent of Landlord to, any further assignment or subletting. The collection or acceptance of Rental from any such assignee or subtenant shall not constitute a waiver or release of Tenant from any covenant or obligation of Tenant under this Lease, except as expressly agreed by Landlord in writing.

      Section 18.7 Landlord (and any successor or affiliate of Landlord) may freely sell, assign or transfer all or any portion of its interest in this Lease or the Premises, the Building or the Land and, in the event of any such sale, assignment or transfer, shall be relieved of any and all obligations under this Lease from and after the date of the sale, assignment or transfer, provided that the purchaser, assignee or transferee agrees to assume the obligations of Landlord hereunder. From and after said date, Tenant shall be bound to such purchaser, assignee or other transferee, as the case may be, as though the latter had been the original Landlord hereunder.

      Section 18.8 Notwithstanding anything to the contrary contained herein, and without prejudice to Landlord's right to require a written assumption from each assignee, any person or entity to whom this Lease is assigned including, without limitation, assignees pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Paragraph 101 et seq. (the "Bankruptcy Code") shall automatically be deemed, by acceptance of such assignment or by taking actual or constructive possession of the Premises, to have assumed all obligations of Tenant arising under this Lease effective as of the earlier of the date of such assignment or the date on which the assignee obtains possession of the Premises. In the event this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord and shall remain the exclusive property of Landlord and not constitute the property of Tenant or Tenant's estate within the meaning of the Bankruptcy Code. In the event of any default described in subsection 23(a)(iv) below, in order to provide Landlord with the assurances contemplated by the Bankruptcy Code, in connection with any assignment and assumption of this Lease Tenant must fulfill the following obligations, in addition to any other reasonable obligations that Landlord may require, before any assumption of this Lease is effective: (i) all defaults under subsection (a) of Section 23 of this Lease must be cured within ten (10) days after the date of assumption; (ii) all other defaults under Section 28 of this Lease other than under subsection (a)(iv) of Section 28 must be cured within fifteen (15) days after the date of assumption; (iii) all actual monetary losses incurred by Landlord (including, but not limited to, reasonable attorneys' fees) must be paid to Landlord within ten (10) days after the date of assumption; and (iv) Landlord must receive within ten (10) days after the date of assumption a security deposit in the amount of six (6) months Annual Base Rental (using the Annual Base Rental in effect for the first full month immediately following the assumption) and an advance prepayment of Annual Base Rental in the amount of three (3) months Annual Base Rental (using the Annual Base Rental in effect for the first full month immediately following the assumption), both sums to be held by Landlord and deemed to be rent under this Lease for the purposes of the Bankruptcy Code as amended and from time to time in effect. In the event this Lease is assumed in accordance with the requirements of the Bankruptcy Code and this Lease, and is subsequently assigned, then, in addition to any other reasonable obligations that Landlord may require and in order to provide Landlord with the assurances contemplated by the Bankruptcy Code, Landlord shall be provided with (i) a financial statement of the proposed

                                                            EXHIBIT 10.16





assignee prepared in accordance with generally accepted accounting principles consistently applied, though on a cash basis, which reveals a net worth in an amount sufficient, in Landlord's reasonable judgment, to assure the future performance by the proposed assignee of Tenant's obligations under this Lease; or (ii) a written guaranty by one or more guarantors with financial ability sufficient to assure the future performance of Tenant's obligations under this Lease, such guaranty to be in form and content satisfactory to Landlord and to cover the performance of all of Tenant's obligations under this Lease.

      Section 18.9   Notwithstanding any other provision of this
Article 18 to the contrary, (i) Tenant shall have the right to assign this Lease, or sublease or transfer all or any portion of the Premises to an "Affiliate" provided none of the conditions set forth in Section 18.1 (i),
(ii), (iii)(b) and (vi) then exist (as used herein, "Affiliate" means an entity controlling, controlled by or under common control with Tenant);
(ii) Landlord's consent shall not be required in the event that Tenant merges into or consolidates with another entity, or upon the sale of all of the stock or substantially all of the stock or assets of Tenant to a party who expressly assumes the obligations of Tenant under this Lease, provided that Tenant shall give Landlord prompt written notice of any such assignment. The provisions of Sections 18.3 and 18.5 shall not apply in the case of either of the foregoing.



                                  ARTICLE 19
                      WAIVER OF CLAIMS; INDEMNIFICATION

      Section 19.1 Tenant waives all claims against Landlord for damage to any property or injury to, or death of, any person in, upon, or about the Premises arising at any time and from any cause other than by reason of the willful or wanton acts or omissions of Landlord, its agents, employees or contractors. Tenant shall indemnify Landlord and shall hold Landlord harmless from any damage to any property or injury to, or death of, any person arising from (i) any occurrence in or at the Premises, or the use and/or occupancy of the Premises, and/or the operations in or at the Premises of and by the Tenant and/or Guarantor, their respective agents, employees, representatives, contractors, or invitees, (ii) the business conducted by Tenant and/or by Guarantor, in the Premises, (iii) any act or omission of Tenant and/or by Guarantor, or their respective employees, agents, contractors or invitees, and (iv) any breach or default by Tenant in the observance or performance of its covenants and obligations under this Lease, in each case except such as is caused by the willful or wanton acts or omissions of Landlord, its agents, employees or contractors. Without limiting the generality of the foregoing, Landlord shall not be liable for any injury or damage to persons or property in the Premises resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, flood, snow, or leaks from any part of the Premises or from the pipes, appliances, equipment, plumbing works, roof, or subsurface of any floor or ceiling, or from the street or any other place, or by dampness, or by any other cause whatsoever, unless caused by the willful or wanton acts or omissions of Landlord, its agents, employees or contractors. Landlord shall not be liable for any such damage to persons or property in the Premises caused by other tenants or persons in the Building or by occupants of adjacent property thereto or by the public, or caused by any private, public, or quasi-public

                                                            EXHIBIT 10.16





construction or other work, including, but not limited to, any construction, modification, or operation of underground, ground-level, or pedestrian tunnels, bridges, walkways, or similar items. Tenant's foregoing indemnity obligation shall include reasonable attorneys' fees, investigation costs, and all other reasonable costs and expenses incurred by Landlord from the first notice that any claim or demand has been made or may be made.

      Section 19.2   Landlord shall indemnify Tenant and shall hold
Tenant harmless from any damage to any property or injury to, or death of, any person arising from (i) any occurrence in or at the Building or the Building's parking facilities, or the use of the Building or the parking facilities by Landlord or its agents, employees, representatives, contractors or invitees, (ii) any act or omission of Landlord or its employees, agents, contractors or invitees, and (iii) any breach or default by Landlord in the observance or performance of its covenants and obligations under this Lease, in each case except such as is caused by the willful or wanton acts or omissions of Tenant, its agents, employees or contractors.

      Section 19.3 The provisions of this Article 19 shall survive the termination of this Lease with respect to any damage, injury, or death occurring before such termination. If Landlord is made a party to any litigation commenced by Tenant or because of any act or omission by Tenant or relating to this Lease or to the Premises, and provided that in any such litigation Landlord is not finally adjudicated to be at fault, then Tenant shall pay all costs and expenses, including reasonable attorneys' fees and court costs, incurred by or imposed upon Landlord because of any such litigation, and the amount of all such costs and expenses, including reasonable attorneys' fees and court costs, shall be a demand obligation owing by Tenant to Landlord. Tenant shall have the right, at Tenant's sole cost and expense, to participate in the defense of any such action or proceeding brought in connection with any claim against Landlord by a third party. Tenant may retain attorneys for such purposes. If Tenant is made a party to any litigation commenced by Landlord or because of any act or omission by Landlord or relating to this Lease or to the Premises, the Building or the Parking Facilities (hereinafter defined), and provided that in any such litigation Tenant is not finally adjudicated to be at fault, then Landlord shall pay all costs and expenses, including reasonable attorneys' fees and court costs, incurred by or imposed upon Tenant because of any such litigation, and the amount of all such costs and expenses, including reasonable attorneys' fees and court costs, shall be a demand obligation owing by Landlord to Tenant. Landlord shall have the right, at Landlord's sole cost and expense, to participate in the defense of any such action or proceeding brought in connection with any claim against Tenant by a third party. Landlord may retain attorneys for such purposes.



                                  ARTICLE 20
                          SURRENDER OF THE PREMISES

      Section 20.1 Upon the expiration of the Term or other termination of this Lease for any cause whatsoever, Tenant shall peacefully vacate the Premises in as good order and condition as the same were at the beginning of the Term or may thereafter have been improved by Landlord or Tenant, reasonable use and wear thereof and damage to the Premises or the Project Upgrades

                                                            EXHIBIT 10.16





by fire or other casualty or condemnation only excepted. In the event that Tenant continues in possession of the Premises after the termination of this Lease, whether the termination occurs by lapse of time or otherwise, such holding over, unless otherwise agreed to by Landlord in writing, shall constitute and be construed as a tenancy at will at a monthly Rental (for each month or partial month Tenant holds over) equal to 125% of the monthly Rental payable by Tenant during the immediately prior calendar month of the Term and shall be subject to all of the other terms set forth herein except any right to renew this Lease, but the foregoing shall not constitute a consent by Landlord to such holding over and shall not prevent Landlord from exercising any of its remedies under this Lease or applicable law by reason of such holding over. Tenant shall be liable to Landlord for all damage which Landlord suffers because of any holding over by Tenant, and Tenant shall indemnify Landlord against all claims made by any other tenant or prospective tenant against Landlord resulting from delay by Landlord in delivering possession of the Premises to such other tenant or prospective tenant.

      Section 20.2

      (a) Tenant shall remove, at Tenant's expense, all of its furniture, furnishings, personal property, and movable equipment and trade fixtures by the last day of the Term and shall promptly repair all damage done to the Premises or the Building by such removal. Any items not so removed by the last day of the Term shall be deemed abandoned and shall thereupon, at Landlord's election, become the property of Landlord.

      (b) Except as provided in Section 20.2(a), Tenant shall not remove any alteration made by Tenant or any of the Project Upgrades at the expiration of the Term without Landlord's consent. Any and all Project Upgrades and alterations to the Premises shall become the property of Landlord upon termination of this Lease (except for movable equipment or furniture owned by Tenant and removed pursuant to the terms of Section 20.2(a)).

                                                            EXHIBIT 10.16







                                  ARTICLE 21
                            ESTOPPEL CERTIFICATES

      Tenant agrees to furnish no later than fifteen (15) days after a request therefor by Landlord, or the holder or proposed or prospective holder of any deed of trust or mortgage covering the Building, the Land, or any interest of Landlord therein or any purchaser of Landlord's interest in the Building, a certificate signed by Tenant certifying (to the extent same is true) that this Lease is in full force and effect and unmodified; that the Term has commenced and the full Rental is then accruing hereunder; that Tenant has accepted possession of the Premises and that any improvements required by the terms of this Lease to be made by Landlord have been completed to the satisfaction of Tenant; that no Rental under this Lease has been paid more than thirty (30) days in advance of its due date; that the address for notices to be sent to Tenant is as set forth in this Lease (or has been changed by notice duly given and is as set forth in the certificate); that Tenant, as of the date of such certificate, has no knowledge of any charge, lien, or claim of offset under this Lease or otherwise against Rentals or other charges due or to become due hereunder; that Tenant has no knowledge of any default by Landlord then existing under this Lease; and such other matters as may be reasonably requested by Landlord or any such holder or proposed or prospective holder of such deed of trust, or mortgage or purchaser. If Tenant is unable to so certify as to one or more of the foregoing items, Tenant shall specify its reason therefor in the certificate. Any such certificate may be relied upon by any prospective purchaser, mortgagee, or any beneficiary or proposed or prospective holder under any deed of trust on the Building or the Land or any part thereof. Landlord agrees to furnish periodically, when reasonably requested in writing by Tenant or a prospective assignee of Tenant's interest in this Lease, certificates signed by Landlord containing substantially the same information as described above. Any such certificate may be relied upon by any prospective assignee of Tenant's interest in this Lease.


                                  ARTICLE 22
                                SUBORDINATION

      Section 22.1 Subject to Tenant's receipt of a Subordination, Attornment and Non-Disturbance Agreement, substantially in the form of Exhibit G hereto from the holder of each such Superior Instrument, this Lease shall be subject and subordinate to all present and future deeds of trust, mortgages, or other security instruments (collectively, "Superior Instruments") which may from time to time during the Term cover the Building and/or the Land, or any interest of Landlord therein, and to any advances made on the security thereof, and to any refinancings, increases, renewals, modifications, consolidations, replacements, and extensions of any such future Superior Instruments. Subject to Tenant's receipt of a Subordination, Attornment and Non-Disturbance Agreement as hereinabove set forth, upon demand, Tenant shall execute, acknowledge, and deliver to Landlord any further instruments and certificates evidencing such subordination as Landlord or the holder of any Superior Instrument may reasonably request.

                                                            EXHIBIT 10.16




      Section 22.2 Notwithstanding the generality of the foregoing provisions of Section 22.1 hereof, any holder of a Superior Instrument shall have the right, unilaterally, at any time, to subordinate fully or partially any such Superior Instrument to this Lease on such terms and subject to such conditions as such holder of a Superior Instrument may consider appropriate. Upon request, Tenant shall execute an instrument confirming any such full or partial subordination by any holder of a Superior Instrument. At any time, before or after the institution of any proceedings for the foreclosure of any Superior Instrument, and/or sale of the Building under any Superior Instrument, or upon the termination of any ground lease, Tenant shall attorn to such purchaser upon any such sale or the grantee under any deed in lieu of such foreclosure or to any ground lessor in the event of a termination of a ground lease, as the case may be, and shall recognize each such purchaser, grantee, or ground lessor, as the case may be, as Landlord under this Lease. Tenant hereby waives the right, if any, to elect to terminate this Lease or to surrender possession of the Premises in the event of the judicial or non-judicial foreclosure of any deed of trust, mortgage, or security agreement (or any transfer in lieu thereof) or termination of a ground lease. The foregoing agreement of Tenant to attorn shall survive any such foreclosure sale, trustee's sale, or conveyance in lieu thereof. Tenant shall, upon demand at any time, before or after any such foreclosure sale, trustee's sale, or conveyance in lieu thereof, or termination of a ground lease, execute, acknowledge, and deliver to Landlord's mortgagee or holder of any Superior Instrument or any successor thereof or any then owner of the Building or to the ground lessor (as the case may be) any written instruments and certificates evidencing such attornment as such mortgagee, successor, owner, or ground lessor may reasonably require.

      Section 22.3 Should any ground lease be terminated, or any Superior Instrument be foreclosed, the liability of the mortgagee, trustee, or purchaser, as the case may be, as "Landlord" hereunder, shall exist only with respect to the acts or omissions of such person or entity occurring while it was the owner of the Land and/or Building. Further, Tenant agrees that any mortgagee, trustee, or purchaser shall not be liable for (i) any Rental paid more than thirty (30) days in advance of its due date; (ii) any amendment or modification of this Lease without the prior written approval of mortgagee, trustee, or purchaser unless such amendment or modification shall not materially impair the security of such mortgagee, trustee or purchaser or the value of the Property; or (iii) any default by or any claim against any prior Landlord.

      Section 22.4 If there is ever a ground lease, Landlord shall provide to Tenant an agreement from the holder of each ground lease on the Land and/or the Building a non-disturbance agreement, providing that so long as Tenant is not in default beyond any applicable cure period in the payment of Rental or any other material covenant or condition of this Lease, (i) its rights as Tenant hereunder shall not be affected or terminated, (ii) its possession of the Premises shall not be disturbed, (iii) no action or proceeding shall be commenced to remove or evict Tenant, and (iv) the Lease shall at all times continue in full force and effect notwithstanding the termination or expiration of such ground lease prior to the expiration or termination of this Lease.

                                                            EXHIBIT 10.16





                                  ARTICLE 23
                             DEFAULT AND REMEDIES

      Section 23.1 The occurrence of any one or more of the following events shall constitute an event of default under this Lease: (a) if Tenant shall fail to pay any Rental or other sums payable by Tenant hereunder, including without limitation all sums to be paid to Landlord pursuant to the Work Agreement, as and when such Rental or other sums become due and payable and such failure shall continue for more than five (5) days after notice; (b) if Tenant shall fail to perform or observe any covenant or obligation hereunder or any of the Rules and Regulations and such failure shall continue for more than ten (10) days after notice; or, if such failure cannot be corrected within such 10-day period, if Tenant does not commence to correct same within said 10-day period and thereafter diligently prosecute the correction of same to completion; (c) if any petition is filed by or against Tenant or any guarantor of Tenant's obligations under this Lease under any section or chapter of the present or any future Federal Bankruptcy Code or under any similar law or statute of the United States or any state thereof (which, in the case of an involuntary proceeding, is not permanently discharged, dismissed, stayed, or vacated, as the case may be, within sixty
(60) days of its commencement), or if any order for relief shall be entered against Tenant or any guarantor of Tenant's obligations under this Lease in proceedings filed under any section or chapter of the present or any future Federal Bankruptcy Code or under any similar law or statute of the United States or any state thereof; (d) if Tenant or any guarantor of Tenant's obligations under this Lease becomes insolvent or makes a transfer in fraud of creditors; (e) if Tenant or any guarantor of Tenant's obligations under this Lease makes an assignment for the benefit of creditors; (f) if a receiver, custodian, or trustee is appointed for Tenant or any guarantor of Tenant's obligations under this Lease or for any of the assets of Tenant or any guarantor of Tenant's obligations under this Lease, which appointment is not vacated within sixty (60) days of the date of such appointment; or (g) if Tenant shall fail or refuse to move into or take possession of the Premises within thirty (30) days after the Rent Commencement Date.

      Section 23.2

      (a) If an event of default occurs, Landlord shall have the right to pursue any one or more of the following remedies in addition to all other rights or remedies provided herein or at law or in equity:

            (i) Landlord may terminate this Lease or without terminating this Lease, terminate Tenant's right of possession and forthwith repossess the Premises by peaceable entry, detainer suit or other legal process without liability for trespass or conversion and be entitled to recover as damages a sum of money equal to the total of (A) the cost of recovering the Premises,
(B) the unpaid Rental due and payable at the time of termination, plus interest thereon at the rate hereinafter specified from the due date, and any other sum of money owed by Tenant to Landlord; and (C) the balance of the Rental payable by Tenant pursuant to this Lease for the remainder of the Term, as such may have been extended, if at all, such balance to be payable without discount to present value as follows: (i) In the event such termination of this Lease or of Tenant's right of possession, as the case may be ("Termination") occurs between the effective

                                                            EXHIBIT 10.16





date of this Lease and the end of the one hundred twentieth (120th) month following the Rent Commencement Date, Tenant shall be obligated to pay to Landlord promptly upon Termination an amount equal to the Rental payable by Tenant for and with respect to the twenty-four (24)-month period following the date of Termination. Additionally, (1) in the event Termination occurs within the first sixty (60) months following the Rent Commencement Date then, on the first day of the thirteenth (13th) month immediately following the Termination, and on each anniversary thereof during the Term (collectively, "Payment Dates"), respectively, Tenant shall pay to Landlord a lump sum amount equal to the Rental payable by Tenant for and with respect to the twelve (12)-month period commencing twelve (12) months following such Payment Date; or (2) in the event that such Termination occurs subsequent to the sixtieth (60th) month following the Rent Commencement Date and prior to the end of the one hundred twentieth (120th) month following the Rent Commencement Date, on the first day of the twenty-fifth (25th) month immediately following the Termination, and on each anniversary thereof during the Term (collectively, "Alternative Payment Dates"), respectively, Tenant shall pay to Landlord a lump sum amount equal to the Rental payable by Tenant for and with respect to the twelve (12)-month period commencing on such Alternative Payment Date; or (ii) In the event that such Termination occurs subsequent to the one hundred twentieth (120th) month following the Rent Commencement Date, Tenant shall be obligated to pay to Landlord promptly upon the Termination and every twelve (12) months thereafter during the Term (collectively, "Later Payment Dates"), respectively, a lump sum amount equal to the Rental payable by Tenant for and with respect to the twelve (12)-month period immediately following such Later Payment Date. Landlord shall use commercially reasonable efforts to relet the Premises for such rent and upon such terms as shall be satisfactory to Landlord following such an event of default, during the remainder of the Term as such may have been extended, if at all. In the event Landlord relets all or any portion of the Premises for all or any portion of the remainder of the Term, the rentals and other sums actually received by Landlord from any such reletting, less the costs and expenses of decorations, repairs, changes, improvements, alterations and additions of and to the Premises that may be necessary or convenient, and the expense of such reletting, including but not limited to brokerage and/or finder commissions, and the expense of the collection of the rent accruing therefrom ("Net Rental", since the last payment made by Tenant to Landlord pursuant to this Section 23.2(a)(i)(C), shall be credited to the next such payment required to be made by Tenant to Landlord pursuant to this Section 23.2(a)(i); provided, however, that in the event Termination occurs between the sixtieth (60th) and one hundred twentieth (120th) month following the Rent Commencement Date, and thereafter, during the first twelve months following the Termination, Landlord relets all or any part of the Premises, the Net Rental received by Landlord by reason of such reletting with respect to periods during the first twenty-four months following Termination shall be credited against the payment to be made hereunder by Tenant on the first Alternative Payment Date, and the portion of such Net Rental for such period in excess of the amount of such credit, if any, shall promptly thereafter be refunded to Tenant up to the amount previously paid by Tenant.

            (ii) Landlord may terminate this Lease or, without termination this Lease, terminate Tenant's right of possession and forthwith repossess the Premises by peaceable entry and detainer suit or other legal process without liability for trespass or conversion, without demand or notice of any kind to Tenant and without terminating this Lease, in which event

                                                            EXHIBIT 10.16





Landlord shall use commercially reasonable efforts to relet the same for the account of Tenant for such rent and upon such terms as shall be satisfactory to Landlord. For the purpose of such reletting, Landlord is authorized to decorate or to make any repairs, changes, alterations, or additions in or to the Premises that may be necessary or convenient. If Landlord exercises the remedies provided in this subparagraph, Tenant shall pay to Landlord, and Landlord shall be entitled to recover from Tenant, an amount equal to the total of the following: (A) unpaid Rental, plus interest at the rate hereinafter provided, owing under this Lease for all periods of time that the Premises are not relet; plus (B) the cost of recovering possession, and all of the costs and expenses of such decorations, repairs, changes, alterations, and additions, and the expense of such reletting and of the collection of the rent accruing therefrom to satisfy the rent provided for in this Lease to be paid; plus (C) any deficiency in the rentals and other sums actually received by Landlord from any such reletting from the Rental required to be paid under this Lease with respect to the periods the Premises are so relet, and Tenant shall satisfy and pay any such deficiency upon demand therefor from time to time. Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this subparagraph from time to time; and that no delivery or recovery of any portion due Landlord hereunder shall be a defense in any action to recover any amount not theretofore reduced to judgment in favor of Landlord, nor shall such reletting be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention be given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous default.

            (iii) Apply to any rents, damages, or other sums of money owed by Tenant any security deposit and/or any advance rent applicable to any time period after the occurrence of the default and any sums which would then or thereafter otherwise be due from Landlord to Tenant.

      Section 23.3 No act or thing done by Landlord or its agents during the Term shall constitute an acceptance of an attempted surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless made in writing and signed by Landlord. No re-entry or taking possession of the Premises by Landlord shall constitute an election by Landlord to terminate this Lease, unless a written notice of such intention is given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter terminate this Lease for a previous default. Landlord's acceptance of Rental following an event of default hereunder shall not be construed as a waiver of such event of default. No waiver by Landlord or Tenant of any breach of this Lease shall constitute a waiver of any other violation or breach of any of the terms hereof. Forbearance by Landlord or Tenant to enforce one or more of the remedies herein provided upon a breach hereof shall not constitute a waiver of any other breach of the Lease.

      Section 23.4 No provision of this Lease shall be deemed to have been waived by Landlord or Tenant unless such waiver is in writing and signed by such party. Nor shall any custom or practice which may evolve between the parties in the administration of the terms of this Lease be construed to waive or lessen Landlord's or Tenant's right to insist upon strict performance of the terms of this Lease. The rights granted to Landlord and Tenant in this Lease shall be cumulative of every other right or remedy which Landlord or Tenant may otherwise have

                                                            EXHIBIT 10.16





at law or in equity or by statute, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.


                                  ARTICLE 24
                               WAIVER BY TENANT

      To the extent permitted by applicable law, Tenant for itself and all claiming by, through, and under it, including creditors of all kinds, waives each and every right and privilege which it or any of them may have under any present or future constitution, statute, or rule of law to receive a notice to quit or other similar notice or to redeem the Premises or to continue to occupy the Premises under this Lease or otherwise after termination of Tenant's right of occupancy by either an order or judgment of any court, any legal process or writ, under the terms of this Lease, or after the termination of the Term as herein provided.


                                  ARTICLE 25
                    SECURITY DEPOSIT/REPAYMENT OF ADVANCES

      On the date hereof, Tenant shall pay Landlord in cash the Security Deposit as set forth in the Basic Lease Information as security for the performance of Tenant's obligations under this Lease. The Security Deposit shall not constitute an advance payment of Rental or a measure of Landlord's damages upon a breach of this Lease by Tenant or upon termination of this Lease. Landlord may, without prejudice to any other remedy, use the Security Deposit to the extent necessary to remedy any default in the payment of Rental or to satisfy any other obligation of Tenant hereunder, and Tenant shall promptly, on demand, restore the Security Deposit to its original amount. If Landlord transfers its interest in the Premises during the Term, Landlord may assign the Security Deposit to the transferee who shall then become obligated to Tenant for its return pursuant to the terms of this Lease, and thereafter Landlord shall have no further liability for its return. The Security Deposit shall bear interest at NationsBank, N.A.'s passbook savings rate. Provided that an event of default by Tenant has not theretofore occurred, Landlord shall apply the Security Deposit to the monthly installments of Annual Base Rental due on the first day of the thirty-seventh (37th) and thirty-eight (38th) months following the Commencement Date. Tenant shall pay the balance of such monthly installment for such thirty-eight (38th) month. Provided that Tenant is not then in default, Landlord shall return the then balance, if any, of the Security Deposit, and any accrued interest thereon, to Tenant within thirty (30) days after the expiration or sooner termination of the Term of this Lease. On the date hereof, Landlord shall refund to Tenant $104,919.60, being the aggregate amount of funds advanced by Tenant for certain construction soft costs.


                                  ARTICLE 26
                           [INTENTIONALLY OMITTED]

                                                            EXHIBIT 10.16







                                  ARTICLE 27
                      ATTORNEYS' FEES AND LEGAL EXPENSES

      In any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees, investigation costs, fees of experts, and other reasonable legal expenses and court costs incurred by such party in such action or proceeding.


                                  ARTICLE 28
                                   NOTICES

      Section 28.1 Any notice or demand, consent, approval or disapproval, or statement (collectively called "Notices") required or permitted to be given by the terms and provisions of this Lease, or by any law or governmental regulation, shall be in writing (unless otherwise specified herein) and, unless otherwise required by such law or regulation, shall be personally delivered or sent by United States mail postage prepaid as registered or certified mail, return receipt requested, or sent by a nationally recognized reputable overnight courier. Any Notice shall be addressed to Landlord or Tenant, as applicable, at its address specified in the Basic Lease Information, as said address may be changed from time to time as hereinafter provided. By giving the other party at least ten (10) days' prior written notice, either party may, by Notice given as above provided, designate a different address or addresses for Notices.

      Section 28.2 Any Notice shall be deemed given (i) as of the date of delivery as indicated by affidavit in case of personal delivery or by the return receipt in the case of mailing or by a signed or initialed receipt in the case of delivery by overnight courier or (ii) in the event of failure to deliver by reason of changed address of which no Notice had been given or refusal to accept delivery, as of the date of such failure as indicated by affidavit or on the return receipt or by notice of the postal service, as the case may be.



                                  ARTICLE 29
                                   PARKING

      Section 29.1 Landlord shall provide the Tenant 2.9 parking spaces for each 1,000 square feet of space leased and occupied to Tenant; such parking spaces to be located in the surface parking lot adjacent to the Building ("Parking Facilities").

      Section 29.2 If all or any portion of the Parking Facilities shall be damaged or rendered unusable by fire or other casualty or any taking pursuant to eminent domain proceeding (or deed in lieu thereof), and as a result thereof Landlord is unable to make available to Tenant the parking provided for herein, then the number of cars which Tenant shall be entitled to park

                                                            EXHIBIT 10.16





hereunder shall be proportionately reduced so that the number of cars which Tenant may park in the Parking Facilities after the casualty or condemnation in question shall bear the same ratio to the total number of cars which can be parked at such time as the number of cars Tenant had the right to park prior to such casualty or condemnation bore to the aggregate number of cars which could be parked at that time. If more than ten percent (10%) of the Parking Facilities (i) shall be damaged or rendered unusable by fire or other casualty or (ii) shall be rendered unusable by any taking pursuant to eminent domain proceeding (or deed in lieu thereof) and such damaged or condemned parking spaces cannot be restored or replaced on the Land or land adjacent to the Land and/or by the "Center Spaces" (hereinafter defined) within one hundred eighty (180) days of such fire or other casualty or such taking, then Tenant, at its option, may terminate this Lease by not less than sixty (60) days written notice to Landlord. In seeking to replace any such destroyed or condemned parking spaces, Landlord may replace such parking spaces with any parking spaces contained within the Shady Grove Life Sciences Center, including any property owned or occupied by Tenant, to the extent that it can locate or create parking spaces in addition to the number of spaces otherwise required by applicable code requirements (the "Center Spaces"). Landlord shall provide van service to and from the parking facilities not on or adjacent to the Premises which are being utilized by Tenant's employees.
Upon Landlord's request, Tenant shall grant an easement to Landlord to construct parking facilities on Tenant's land immediately adjacent to the Premises and Landlord shall have the right to construct parking facilities on any other land immediately adjacent to the Premises provided it obtains appropriate easements from the owner(s) of such property. Such parking facilities constructed by Landlord on adjacent land shall be deemed to be "Parking Facilities" for purposes of this Section 29.2.


                                  ARTICLE 30
                               EXPANSION OPTION

      (a) If at any time during the term of the Lease and any applicable Renewal Period ("Refusal Period"), Landlord prepares a proposal pertaining to all or a portion of the Expansion Space which Landlord is prepared to offer as a lease proposal to a third party, then Landlord, prior to sending the proposal to the prospective tenant, shall send a written notice (the "Offer Notice") to Tenant of such proposal. The Offer Notice shall set forth in reasonable detail the size or portion of the Expansion Space subject to the proposal and shall contain (or be deemed to contain) an offer to Tenant to lease the portion of the Expansion Space subject to the proposal, for the then-remaining Term of this Lease (including any optional Renewal Periods, on the terms and conditions set forth in this Article 30. Tenant may elect to accept the Offer Notice, by giving written notice to Landlord of its election not more than ten (10) business days after receipt by Tenant of the Offer Notice. Any election by Tenant shall be irrevocable.

      (b) In the event Tenant responds within the ten (10) business day period and elects the proposal set forth in the Offer Notice, then this Lease shall automatically be amended to include within the Premises the portion of the Expansion Space subject to the Offer Notice. Within thirty (30) days after Tenant's exercise of its option as to all or any part of the Expansion Space, Landlord and Tenant shall execute an amendment to this Lease confirming such exercise and

                                                            EXHIBIT 10.16





demise of such Expansion Space. The Tenant's obligation to pay rent for the Expansion Space shall commence on the date on which Landlord delivers possession of such Expansion Space to Tenant, with all improvements thereto substantially complete.

      (c) A failure by Tenant to respond within such ten (10) business day period, or Tenant's election not to accept an Offer Notice, shall extinguish Tenant's expansion option in that (but not any subsequent) instance, so that Landlord shall not be required to reoffer to Tenant the Expansion Space described in Landlord's Offer Notice until such space becomes available for reletting after Landlord has leased such space. The expansion option granted by this Article 30 shall continue throughout the Refusal Period notwithstanding any failure by Tenant to exercise such expansion option in any one or more instances.

      (d) Any Expansion Space leased by Tenant pursuant to this Article 30 shall be leased for the same per-square-foot Annual Base Rent as is then payable hereunder for the Premises (and subject to the same 3% annual increases in such Annual Base Rent, which annual increase shall also be made at the commencement of each Lease Year), and upon all of the terms and conditions set forth in this Lease applicable to the Premises except as otherwise set forth in this Section 30(d). Landlord shall improve such space in accordance with plans and specifications prepared by Tenant and approved by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed), in accordance with the requirements applicable to Project Upgrades in the Work Agreement attached hereto as Exhibit D; provided, however, that the Improvement Allowance provided by Landlord for such space shall be the unamortized portion, as of the lease commencement date for such space, of the Ten Dollar ($10.00) per square foot of Rentable Area Improvement Allowance provided in such Work Agreement, amortized on a straight-line basis over the fifteen (15) year Lease Term. There shall be no Improvement Allowance for any Expansion Space leased by Tenant during any Renewal Period.

      (e) The foregoing notwithstanding, in no event shall Landlord enter into a lease with any party other than Tenant for more than 3,500 square feet of the Expansion Space (the "Short Term Space") which is adjacent to the Premises, for a term in excess of five (5) calendar years (inclusive of renewal options) commencing on the commencement date of such lease, or for any other Expansion Space for a term in excess of seven (7) calendar years (inclusive of renewal options) commencing on the commencement date of such lease. The Short Term Space shall be contiguous to the Premises and shall be outlined as an exhibit to this Lease to be attached hereto by amendment as of the Rent Commencement Date.

                                                            EXHIBIT 10.16








                                  ARTICLE 31
                                MISCELLANEOUS

      Section 31.1 Where this Lease requires Tenant to pay or to reimburse directly Landlord for any item, unless otherwise expressly provided in this Lease, such payment or reimbursement will be the actual costs incurred therefor by Landlord, including a reasonable allocation of Landlord's overhead, administrative and related costs, and a reasonable fee to Landlord associated with the service in question. Failure to pay any such amounts shall be considered as a failure to pay Rental, and, as a result, Landlord shall be entitled to all applicable rights and remedies. Where this Lease requires Landlord to pay or to reimburse directly Tenant for any item, unless otherwise expressly provided in this Lease, such payment or reimbursement will be the amount of the actual costs incurred therefor by Tenant, including a reasonable allocation of Tenant's overhead, administrative and related costs.

      Section 31.2 Landlord recognizes the Broker (as set forth in the Basic Lease Information) as the sole broker procuring this Lease and shall pay the Broker a commission therefor in accordance with a separate written agreement. Landlord and Tenant each represent and warrant to the other that, except for the Broker set forth in the Basic Lease Information, neither of them has employed any broker in carrying on the negotiations relative to this Lease. Landlord and Tenant shall each indemnify and hold harmless the other from and against any claim or claims for brokerage or other commissions arising from or out of any breach of the foregoing representation and warranty. Landlord and Tenant recognize that the exclusive leasing representative is entitled to the payment of a commission under certain circumstances for services rendered in that negotiation and obtaining of this Lease, and Landlord has agreed to pay such commission pursuant to separate agreement by and between Landlord and the Broker.

      Section 31.3 As used herein, "business days" means Monday through Friday (except holidays); "Normal Business Hours" means 8:00 a.m. to 6:00 p.m. on business days; and "holidays" means January 1st, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, July 4th, Labor Day, Thanksgiving and the Friday after Thanksgiving, and Christmas.

      Section 31.4 Every agreement contained in this Lease is, and shall be construed as, a separate and independent agreement. If any term of this Lease or the application thereof to any person or circumstances shall be invalid and unenforceable, the remainder of this Lease, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected.

      Section 31.5 There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Premises or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or the leasehold estate hereby created or any interest in this Lease or in such leasehold estate as well as the fee estate in the Premises or any interest in such fee estate. In the event of a voluntary or other surrender of this

                                                            EXHIBIT 10.16





Lease or a mutual cancellation hereof, Landlord may, at its option, terminate all subleases or treat such surrender or cancellation as an assignment of such subleases.

      Section 31.6 Any and all covenants, undertakings, and agreements herein made on the part of Landlord are made and intended not as personal covenants, undertakings, and agreements of any member, director, officer, employee, shareholder, or holder or owner of any interest in Landlord or any affiliate of Landlord (collectively "Landlord's Affiliates") or for the purpose of binding Landlord's Affiliates personally or the assets of Landlord's Affiliates except their interest in the Land, Building, and Premises and Landlord's equity in any insurance proceeds or condemnation awards with respect to the Land, Building and/or Premises, but are made and intended for the purpose of binding only the Landlord's interest from time to time in the Land, Building, and Premises. No personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforceable against, Landlord's Affiliates or their agent or agents, beneficiaries, partners, or their respective heirs, legal representatives, successors, and assigns on account of this Lease or on account of any covenant, undertaking, or agreement of Landlord in this Lease contained, all such liability being specifically waived by Tenant.

      Section 31.7 Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, such party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other cause of any kind whatsoever which is beyond the reasonable control of such party.

      Section 31.8 The article headings contained in this Lease are for convenience only and shall not enlarge or limit the scope or meaning of the various and several articles hereof. Words of any gender used in this Lease shall include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

      Section 31.9   If there is more than one Tenant, the
obligations hereunder imposed upon Tenant shall be joint and several, and all agreements and covenants herein contained shall be binding upon the respective heirs, personal representatives, successors, and, to the extent permitted under this Lease, assigns of the parties hereto.

      Section 31.10 Neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the Premises or the Building except as herein expressly set forth, and all reliance with respect to any representations or promises is based solely on those contained herein. No rights, easements, or licenses are acquired by Tenant under this Lease by implication or otherwise except as expressly set forth in this Lease.

      Section 31.11 This Lease sets forth the entire agreement between the parties and cancels all prior negotiations, arrangements, brochures, agreements, and understandings, if any, between Landlord and Tenant regarding the subject matter of this Lease. No amendment or modification of this Lease shall be binding or valid unless expressed in a writing executed by both parties hereto.

                                                            EXHIBIT 10.16







      Section 31.12 The submission of this Lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect thereto unless Landlord executes a copy of this Lease and delivers the same to Tenant.

      Section 31.13 Each of the persons executing this Lease on behalf of Tenant represents and warrants that he or she is an officer or partner of Tenant, that Tenant has complied with all applicable laws, rules, and governmental regulations relative to its right to do business in the State of Maryland, that Tenant has the full right and authority to enter into this Lease, and that all persons signing on behalf of the Tenant were authorized to do so by any and all necessary or appropriate corporate or partnership actions.

      Section 31.14 Each of the persons executing this Lease on behalf of Landlord represents and warrants that Landlord has complied with all applicable laws, rules, and governmental regulations relative to its right to do business in the State of Maryland, that such entity has the full right and authority to enter into this Lease, and that all persons signing on behalf of Landlord were authorized to do so by any and all necessary or appropriate corporate or partnership actions.

      Section 31.15 If, in connection with obtaining debt or equity financing for the Building (including a sale/leaseback), any lender, investor shall request reasonable modifications to this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay, or defer its consent thereto, provided that such modifications do not materially increase the obligations of Tenant hereunder or materially adversely affect either the leasehold interest hereby created or Tenant's use and enjoyment of the Premises or materially reduce Tenant's rights under this Lease.

      Section 31.16 This Lease shall be governed by and construed under the laws of the State of Maryland. Any action brought to enforce or interpret this Lease shall be brought in the court of appropriate jurisdiction in the State of Maryland. Should any provision of this Lease require judicial interpretation, it is agreed that the court interpreting or considering same shall not apply the presumption that the terms hereof shall be more strictly construed against a party by reason of the rule or conclusion that a document should be construed more strictly against the party who itself or through its agent prepared the same, it being agreed that all parties hereto have participated in the preparation of this Lease and that legal counsel was consulted by each party hereto before the execution of this Lease.

      Section 31.17 Any elimination or shutting off of light, air, or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord.

      Section 31.18 Upon reasonable notice to Tenant, except in the case of an emergency, Landlord, its agents or employees, shall have the right to enter the Premises at all reasonable times (a) to make inspections or to make repairs to the Premises or repairs to other premises as Landlord may deem necessary, (b) to exhibit the Premises to prospective tenants, prospective purchasers of the Building and/or the Land, and any existing or prospective lender or holder of (or beneficiary under) security interest in the Building or Land or any Superior Instrument, and (c) for any purpose whatsoever relating to the safety, protection, or preservation of the Building,

                                                            EXHIBIT 10.16







provided, in each case, that Landlord shall use reasonable efforts to minimize interference with Tenant's business operations in the Premises.

      Section 31.19  The exhibits referred to in the Basic Lease
Information are by this reference incorporated fully herein. The term "this Lease" shall be considered to include all such exhibits.

      Section 31.20  LANDLORD AND TENANT HEREBY WAIVE TRIAL BY JURY
IN AND IN RESPECT OF IN ANY AND EVERY ACTION, PROCEEDING, CLAIM (WHETHER OR NOT DENOMINATED, A CLAIM, COUNTERCLAIM, CROSS-CLAIM, OFF-SET OR THE LIKE) BROUGHT OR ASSERTED BY EITHER AGAINST THE OTHER WITH RESPECT TO ANY MATTER ARISING OUT OF, UNDER, OR CONNECTED WITH THIS LEASE.

      Section 31.21 Nothing contained in this Lease shall be deemed to create a partnership or joint venture between Landlord and Tenant or to create any other relationship between the parties other than that of Landlord and Tenant.

      Section 31.22 The provisions of this Lease shall inure to the benefit of and are binding upon Landlord, Tenant, and the successors and assigns of each.

      Section 31.23 Tenant hereby waives any and all rights of redemption or restoration of the operation of this Lease conferred by any present or future law, statute or otherwise upon the expiration or sooner termination of the Term, the entry of final unappealable judgment for recovery of possession through any action or proceeding, or Landlord's obtaining possession of the Premises under the terms of this Lease.

      Section 31.24 The term "Landlord," as used in this Lease, means only the owner for the time being of the Building, so that, in the event of any sale of the Building, the seller shall be, and hereby is, entirely freed and relieved of all covenants and obligations of the Landlord hereunder, not theretofore accrued, and it shall be deemed and construed, without further agreement between the parties or between the parties and the purchaser of the Building, that such purchaser has assumed and agreed to carry out any and all covenants and obligations of the Landlord hereunder.



                                  ARTICLE 32
                             RESTRICTIVE COVENANT

      Tenant is the ground lessee of a certain parcel of land located adjacent to Land and which is leased from Montgomery County, Maryland pursuant to a certain Ground Lease dated December 20, 1983 ("Lot H/H-1"). Tenant acknowledges that approximately 21,000 square feet of commercial floor area ratio density ("FAR Density") required for the development and construction of the Building is required to be transferred from Lot H/H-1 to Lot Z and therefor

                                                            EXHIBIT 10.16





cannot be developed on Lot H/H-1. In furtherance of the foregoing, Tenant acknowledges and agrees:

            (i) that from and after the date of Lease, the density development on Lot H/H-1 shall be restricted to not more than 77,000; and

            (ii) to join in and support the transfer of such density from Lot H/H-1 to Lot Z and upon request to execute any and all applications, plats, permits and other instruments as may be necessary to implement the permanent irrevocable transfer of such density from Lot H/H-1 to Lot Z; and

            (iii) that simultaneously with the execution this Lease, Landlord and Tenant and any mortgagees of Tenant's interest in Lot H/H-1, shall execute and record a restrictive covenant against Lot H/H-1 in the form of Exhibit "H" to this Lease (the "Restrictive Covenant") to limit the density on Lot H/H-1 as aforesaid. Montgomery County shall join in execution of the Restrictive Covenant for the purposes of subjecting its fee interest in Lot H/H-1 to the operation and effect of Restrictive Covenant. Tenant agrees to grant, execute or join in any and all instruments that may be required to further evidence, confirm or clarify the terms of the Restrictive Covenant.



                                  ARTICLE 33
                               BUILDING SIGNAGE

      (a) Subject to the requirements of this Section 33, Tenant, at Tenant's sole cost and expense, shall have the right to install signage to display Tenant's name on the exterior of the third (3rd) floor of the Building, in a location selected by Tenant facing Blackwell Road or Broschart, and to cause electricity to be brought to said signage. The plans and specifications for such sign and any other signs Tenant intends to install in or on the Building (at Tenant's sole cost and expense) are attached hereto as Exhibit J and made a part hereof. After construction and prior to installation of said signs, Tenant shall present the same to Landlord for its written approval, which approval shall not be withheld so long as the signs conform fully to the plans and specifications set forth in Exhibit J. Tenant shall install its approved signs at a time mutually agreed upon by Landlord and Tenant, it being understood and agreed that Landlord shall have the right to supervise such installation. Tenant, at Tenant's sole cost and expense, shall obtain all necessary permits for such signage and otherwise ensure that all such signage complies with all requirements of applicable laws, ordinances and regulations.

      (b) Throughout the term of this Lease, Tenant shall pay for all electricity consumed by said sign, and shall maintain said sign in good condition and repair. Upon the expiration or termination of the Term of this Lease, Tenant, at its expense, shall remove such sign and repair any damage to the Building resulting therefrom.

      EXECUTED under seal as of the date first written above in the Basic Lease Information.

                                                            EXHIBIT 10.16







                           [SIGNATURE PAGE FOLLOWS]

                                                            EXHIBIT 10.16







                                    LANDLORD

WITNESS/ATTEST:                     FP ROCKLEDGE, L.L.C.


                                    By
--------------------------------      --------------------------------------

Name:                                  Name:
     ---------------------------            --------------------------------
Title: [Assistant] Secretary           Title:
                                            --------------------------------


[Corporate Seal]



                                    TENANT

WITNESS/ATTEST:                     MA BIOSERVICES, INC.


                                    By
--------------------------------      --------------------------------------

Name:                                  Name:
     ---------------------------            --------------------------------
Title: [Assistant] Secretary           Title:
                                            --------------------------------


[Corporate Seal]

                                                            EXHIBIT 10.16

                                  EXHIBIT A


                               PLAT OF THE LAND

                                                            EXHIBIT 10.16

                                 EXHIBIT A-1


                          FLOOR PLAN OF THE PREMISES




                                      A-1-1

                                                            EXHIBIT 10.16


                                 EXHIBIT A-2


                               EXPANSION SPACE





                                     A-2-1

                                                            EXHIBIT 10.16


                                  EXHIBIT B


                        LEGAL DESCRIPTION OF THE LAND

                                                            EXHIBIT 10.16


                                  EXHIBIT C


                           CLEANING SPECIFICATIONS

                                                            EXHIBIT 10.16


                                  EXHIBIT D


                                WORK AGREEMENT

                                                            EXHIBIT 10.16


                                 EXHIBIT D-1


                            METHOD OF MEASUREMENT


      The Rentable Area of the Premises and the Rentable Area of the Building are to be determined based upon The Washington, D.C. Association of Realtors, Inc. Standard Method of Measurement dated January 1, 1989, a copy of which is attached hereto, except that any shafts necessitated by the buildout of the Premises shall be included in both the Rentable of the Premises and the Rentable Area of the Building.




                                     D-1-1

                                                            EXHIBIT 10.16


                                  EXHIBIT E


                            RULES AND REGULATIONS


      1. Sidewalks, doorways, entrances, vestibules, halls, stairways, courts, elevators, and similar areas shall not be obstructed or encumbered by tenants or their officers, agents, servants, or employees or used for any purpose other than ingress and egress to and from the Premises and for going from one part of the Building to another part of the Building. Landlord shall have reasonable control over the use and operation of the public portions of the Building and the facilities furnished for the common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally. Landlord reserves the right to control, operate, restrict, and regulate the use of the Common Areas, public facilities, and any facilities furnished for the common use of the tenants in such manner as it reasonably deems best for the benefit of the tenants, including but not limited to the allocation of elevators for delivery service and the right to designate which Building entrances shall be used for deliveries.

      2. Plumbing fixtures and appliances shall be used only for the purposes for which constructed, and no sweepings, rubbish, rags, or other unsuitable material shall be thrown or placed therein. The cost of repairing any stoppage or damage resulting to any such fixtures or appliances from misuse on the part of a tenant or such tenant's officers, agents, servants, employees, visitors, or licensees shall be paid by such tenant.

      3. Landlord shall have the right to prohibit any advertising or identifying sign by Tenant which, in the reasonable judgment of Landlord, impairs the appearance, reputation, or desirability of the Building as a first-class Building. No signs, posters, advertisements, or notices shall be inscribed, painted, affixed, or displayed on any exterior window, exterior door, or other exterior part of the Building, except of such color, size, and style and in such places as shall be first approved in writing by Landlord. Further, approved signs shall be inscribed, painted, or affixed at Tenant's sole cost. If any such sign, poster, advertisement, or notice is exhibited without the required approval, Landlord or the Building manager shall have the right to remove the same and the tenant exhibiting the same shall be liable for any and all expenses incurred by Landlord or the Building manager by said removal.

      4. The Premises shall not be used for conducting any barter, trade, or exchange of goods or sale through promotional give-away gimmicks or by any business involving the sale of second-hand goods, insurance salvage stock, or fire sale stock, and the Premises shall not be used for any auction or pawnshop business, fire sale, bankruptcy sale, going-out-of-business sale, moving sale, bulk sale, or any other business which, because of merchandising methods or otherwise, would tend to lower the first-class character of the Building. The use of its premises by any tenant shall not be changed without the prior written approval of Landlord.

      5. Tenants shall not place a load upon any floor of the Premises which exceeds the floor load per square foot which such floor was designed to carry or which is allowed by applicable building codes. Landlord may prescribe the weight and position of all safes and heavy

                                                            EXHIBIT 10.16





installations which any tenant desires to place in the Building so as to properly distribute the weight thereof. All damage done to the Building by the improper placing of heavy items which overstress the floor will be repaired at the sole expense of the tenant responsible.

      6. If Tenant shall request Landlord to perform any work on the Premises or the Property, Tenant shall make such request at the management office for the Building. Tenant shall not request employees of Landlord to perform any work or do anything outside of their regular duties, unless under special instructions from Landlord.

      7. The doors leading to the corridor or main halls shall be kept closed during business hours except as they may be used for ingress or egress. All entrance doors in Tenant's Premises shall be kept locked when not in use.

      8. Tenant, before closing and leaving its Premises at any time, shall see that all lights are turned off.

      9. Each tenant shall cooperate with Building employees in keeping its premises neat and clean.

      10. Nothing, including mats and trash, shall be placed, swept, or thrown into the corridors, halls, elevator shafts, stairways, or other common or public areas. No tenant shall throw anything out of the doors or windows or down the corridors or stairs of the Building.

      11. No birds, animals (except seeing eye dogs), reptiles or small fish shall be brought into or kept in or about the Premises or the Building.

      12. No tenant shall make, or permit to be made, any disturbing noises nor disturb or interfere with occupants of this or neighboring buildings or premises, whether by the use of any musical instrument, radio, or in any other way.

      13. Tenant shall not cause or permit any odors of cooking or other processes or any unusual or objectionable odors to be produced upon or to emanate from its Premises which would annoy other tenants or create a public or private nuisance. No cooking shall be done in Tenant's Premises except for a household microwave oven or as is expressly permitted in the Lease or otherwise consented to in writing by Landlord.

      14. Tenants, employees, agents, or anyone else who desires to enter or leave the Building after Normal Business Hours may be required to provide appropriate identification and to sign in upon entry and departure, giving such person's destination within the Building and such person's time of arrival and departure. Landlord reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself or herself to the Building management or watchman on duty.

      15. Nothing shall be done or permitted in the Premises, and nothing shall be brought into, installed, or kept in or about the Premises, which would impair or interfere with any of the HVAC, plumbing, electrical, or structural components of the Building or the services of the

                                                            EXHIBIT 10.16





Building or the proper and economic heating, cleaning, or other services of the Building or the Premises. No inflammable, combustible, or explosive fluid, chemical, or substance shall be brought or kept in the Building except those that are routinely used for standard office equipment or are otherwise used in Tenant's normal business operations.

      16. Landlord has the right to evacuate the Building in the event of emergency or catastrophe or for the purpose of holding a reasonable number of fire drills.

      17. Landlord reserves the right to rescind, alter, waive, or add any rule or regulation at any time prescribed for the Building when Landlord reasonably deems it necessary or desirable for the reputation, safety, character, security, care, appearance, or interests of the Building; the preservation of good order therein; the operation or maintenance of the Building or the equipment thereof; or the comfort of tenants or others in the Building. No rescission, alteration, waiver, or addition of any rule or regulation with respect to one tenant shall operate as a rescission, alteration, or waiver in respect of any other tenant. Landlord may, upon request by any tenant, waive compliance by such tenant with any of the foregoing Rules and Regulations, provided that (i) no waiver shall be effective unless signed by Landlord or Landlord's authorized agent; (ii) any such waiver shall not relieve such tenant from the obligation to comply with such rule or regulation in the future unless expressly consented to by Landlord; and (iii) no waiver granted to any tenant shall relieve any other tenant from the obligation of complying with the foregoing Rules and Regulations, unless such other tenant has received a similar waiver in writing from Landlord.

      18. No bicycles or vehicles of any kind shall be brought into or kept in or about the Premises.

      19. Except for locks and bolts and similar security devices installed by Tenant and approved by Landlord, which approval shall not be unreasonably withheld, to control access to and from the Premises, or installed by Tenant to control access to specific areas of the Premises, no locks or bolts of any kind shall be placed upon any of the entrances to the Premises, nor shall any changes be made in existing locks or the mechanisms thereof, and Tenant shall at all times provide Landlord a key and other means required to gain access to any system and/or facility of the Building located within the Premises. Landlord shall not enter the Premises except in an emergency unless accompanied by one of Tenant's employees. Tenant shall provide the other tenants of the Building with security cards and readers, integrated with Tenant's security system, at Tenant's actual cost, including maintenance charges. Each tenant shall, upon the termination of its tenancy, return to Tenant all keys or security system cards and readers either furnished to or otherwise procured by such tenant, and in the event of the loss of any such items, such tenant shall pay to Tenant the cost of replacing the same.

      20. Any contract of any kind with any supplier of water, waxing, rug shampooing, lamp servicing, cleaning of electrical fixtures, removal of waste papers, rubbish, or garbage, or any other cleaning, janitorial, or like service entered into by Tenant, shall be terminated by Tenant upon the written request of Landlord based upon Landlord's reasonable determination that such contractor is disruptive or otherwise detrimental to the Building. Further, no vending machine of any kind shall be installed in the Building or on or about the Premises without the

                                                            EXHIBIT 10.16





prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall notify Landlord or the Building manager of any person employed by it to do janitorial work within the Premises, except for full-time employees of Tenant, prior to such person's commencing work, and such person shall, while in the Building and outside of the Premises, comply with all instructions issued by Landlord or its representatives. No tenant shall pay any employees of Landlord or Landlord's agent to perform any work or services in the Premises or the Building.

      21. Canvassing, soliciting, and peddling in the Building is prohibited and each tenant shall cooperate to prevent the same.

      22. No hand truck or similar vehicle except those equipped with rubber tires and rubber side guards shall be used in the public or common areas of the Building, either by any tenant or by others, in the delivery or receipt of merchandise.

      23. Except while loading and unloading vehicles, there shall be no parking of vehicles or other obstructions placed in the loading dock area.

      24. Landlord hereby reserves to itself any and all rights not granted to Tenant hereunder, including but not limited to the following rights which are reserved to Landlord for its purposes in operating the
Building:

            a. the exclusive right to use of the name of the Building for all purposes, except that Tenant may use the name as its business address and for no other purposes;

            b. the right to change the address of the Building without incurring any liability to Tenant for so doing; provided, however, that Landlord shall reimburse Tenant for the cost of replacing any unused stationery and business cards;

      26. A directory will be placed by Landlord, at Landlord's own expense, in the Building. No other directories shall be permitted.

      27. Tenants shall not do anything, or permit anything to be done, in or about the Building, or bring or keep anything therein, that will in any way obstruct or interfere with the rights of, or otherwise injure or annoy, other tenants.

      28. Should a tenant require telegraphic, telephonic, annunciator, or any other communication service, Landlord will direct the electricians and installers where and how the wires are to be introduced and placed, and none shall be introduced or placed except as Landlord shall direct.

      29. Business machines and mechanical equipment belonging to a tenant which cause noise and/or vibration that may be transmitted to the structure of the Building or to any leased space so as to be objectionable to Landlord or any tenants in or occupants of the Building shall be placed and maintained by such tenant, at such tenant's expense, in settings of cork, rubber, or spring-type noise and/or vibration eliminators sufficient to eliminate vibration and/or noise.

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                                                            EXHIBIT 10.16






      30. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant, before occupying the Premises, shall procure and maintain such license or permit and submit it for Landlord's inspection. Tenant shall at all times comply with the terms of any such license or permit.

      31. In order that the Building can and will maintain a uniform appearance to those persons outside of the Building, each tenant occupying the perimeter area of the Building shall (a) use only building-standard lighting in areas where lighting is visible from the outside of the Building and (b) use only building-standard blinds in window areas which are visible from the outside of the Building. Tenant shall not install or maintain any blinds, curtains, or any other window covering on windows of the Premises unless approved in advance by Landlord.

      32. Tenant shall keep all portions of the Premises which are visible from outside the Premises in a tasteful, neat, and orderly condition characteristic of first-class professional offices. No desks, bookcases, file cabinets, or other furniture shall be placed against the windows of the Premises.

      33. In the event of any conflict or inconsistency between the terms and provisions of these Rules and Regulations, as now or hereafter in effect, and the terms and provisions of the Lease to which these Rules and Regulations are attached, the terms and provisions of such Lease shall prevail.

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                                                            EXHIBIT 10.16


                                  EXHIBIT F


                      DECLARATION BY LANDLORD AND TENANT
                        AS TO LEASE COMMENCEMENT DATE


      THIS DECLARATION is hereby attached to and made a part of the Lease dated the ___ day of ___________, 19__, entered into by and between FP Rockledge, L.L.C., as Landlord, and MA BioServices, Inc., as Tenant. All terms used in this Declaration have the same meaning as they have in the Lease.

      1. Landlord and Tenant do hereby declare that possession of the Premises was accepted by Tenant on the _____ of _____________, 19__;

      2. As of the date hereof, the Lease is in full force and effect, and Landlord has fulfilled all of its obligations under the Lease required to be fulfilled by Landlord on or prior to said date; and

      3. The Lease Commencement Date is hereby established to be _____________, 19___.

      4.     The Rentable Area of the Building is _______ square feet.

      5.     The Rentable Area of the Premises is _____ square feet.

      6. The Annual Base Rental for the first Lease Year is $_______ per year ($______ per month).

      7.     Tenant's initial Proportionate Share is _______%.


WITNESS/ATTEST:                     LANDLORD:

                                    FP ROCKLEDGE, L.L.C.


                                    By
--------------------------------      --------------------------------------

Name:                                  Name:
     ---------------------------            --------------------------------
Title:                                 Title:
      --------------------------            --------------------------------







WITNESS/ATTEST:                     TENANT:

                                    MA BIOSERVICES, INC.

                                                            EXHIBIT 10.16






                                    By
--------------------------------      --------------------------------------

Name:                                  Name:
     ---------------------------            --------------------------------
Title:                                 Title:
      --------------------------             -------------------------------

                                                            EXHIBIT 10.16



                                  EXHIBIT G

                      FORM OF SUBORDINATION, ATTORNMENT,
                        AND NON-DISTURBANCE AGREEMENT


      THIS SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT (hereinafter referred to as this "Agreement"), made this ___ day of _____________, 19__, by and among ___________ ___________________________, a
____________________ organized and existing under the law of the State of
_________________, having an address at c/o
___________________________________ (hereinafter referred to as the
"Lender"), _________________, Trustee and _____________________________,
Trustee, both having a business address at ______________________________ (hereinafter referred to collectively as the "Trustees"), a ______________________ organized and existing under the law of the State of
_____________________, having an address at
____________________________________ (hereinafter referred to as the
"Landlord"), and ___________________________________, a ___________________
organized and existing under the law of the State of ______________, having an address at _______________________________________________ (hereinafter referred to as the "Tenant"),

      WITNESSETH, THAT WHEREAS the Landlord and the Tenant have entered into a lease (hereinafter referred to as the "Lease") dated ____________, 19__, by which the Landlord has leased to the Tenant certain premises (hereinafter referred to as the "Leased Premises") as further described in the Lease and located on a portion of that land, situate and lying in ____________ County, _____________________ which is described in Exhibit A attached hereto and made a part hereof (hereinafter referred to as the "Property"); and

      WHEREAS, the Trustees are trustees under a Deed of Trust and Security Agreement (hereinafter referred to as the "Deed of Trust") of even date herewith intended to be recorded among the Land Records of the said County from the Landlord to the Trustees, securing a loan made by the Lender to the Landlord, covering the Property (including the Leased Premises); and

      WHEREAS, the Tenant has agreed that the Lease shall be and is subject and subordinate to the lien of the Deed of Trust, provided that the Tenant is assured that the Lease and the Tenant's rights thereunder will not be terminated by any foreclosure proceeding brought under the provisions of the Deed of Trust.

      NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual entry into this Agreement by the parties hereto, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, and anything contained in the provisions of the Lease to the contrary notwithstanding, the parties hereto hereby agree as follows:

                                                            EXHIBIT 10.16




      Section .   Subordination.  The Lease is and shall be subject and
subordinate to the lien, operation and effect of the Deed of Trust and all renewals, modifications, consolidations, replacements, increases and extensions thereof.

      Section .   Effect of Foreclosure.

            2.1. Foreclosure under Deed of Trust. If any foreclosure proceeding is brought under the provisions of the Deed of Trust,

                  2.1.1. (a) provided that the Tenant is not then in default under the Lease beyond any applicable cure period, such proceeding shall not operate to terminate the Lease or the Tenant's rights thereunder, and (b) the Lender, for itself and its heirs, personal representatives, successors and assigns shall not terminate the Lease or the Tenant's rights thereunder, or disturb the Tenant in its possession of the Leased Premises, provided that the Tenant is not then in default beyond any applicable cure period under the Lease and continues to pay the rent and otherwise to perform its obligations hereunder and under the provisions of the Lease; but

                  2.1.2. neither the Lender nor any purchaser at such foreclosure shall be

                  (a) liable for any breach, act or omission of the Landlord or any other person under the Lease,

                  (b) subject to any offset or defense which the Tenant may have against the Landlord or any other person under the Lease,

                  (c) bound by any payment of rent made by the Tenant to the Landlord or any other person for a period beyond the month during which such foreclosure proceeding is ratified,

                  (d) bound by any amendment or modification of the Lease made without the Lender's express, written consent thereto, unless such amendment or modification shall not materially impair the Lender's security or the value of the Property,

                  (e) bound by any notice given by the Tenant to the Landlord pursuant to the provisions of the Lease or otherwise, unless and until a copy of it is given to the Lender, or

                  (f) liable for any security deposit or other payment made under the Lease, unless both (i) the Landlord has actually delivered it in cash to the Lender or such purchaser, as the case may be, and (ii) it has been specifically identified, and accepted by the Lender or such purchaser, as the case may be, as such and for such purpose.

                  2.1.3. in such event, the Lender shall cause the Trustees to sell the Leased Premises subject to the operation and effect of the Lease.

                                                            EXHIBIT 10.16





            2.2.  Foreclosure under other instruments or liens.

                  2.2.1. The Tenant shall not, without first obtaining the Lender's express, written consent thereto, subordinate the Lease or any of the Tenant's right, title and interest in and to the Leased Premises thereunder to the lien of any mortgage, deed of trust, other security agreement or other instrument other than the Deed of Trust.

                  2.2.2. If any foreclosure proceeding is brought by any person under any instrument or lien (other than that of the Deed of Trust) against the Landlord's estate in the Leased Premises (whether or not (a) the Lender has consented to such instrument or lien, or (b) the Lease is subordinate thereto), the Tenant shall promptly attorn to the purchaser in such foreclosure proceeding, upon all of the terms, covenants and conditions of the Lease, provided that such purchaser agrees with the Tenant in writing to recognize the Tenant's rights under the Lease for the original term and the term of any renewal thereof permitted the Tenant by the provisions of the Lease, so long as the Tenant continues to pay the rent and otherwise to perform its obligations hereunder and under the provisions of the Lease.

            2.3. Attornment to persons owning or controlling Leased Premises. The Tenant shall

                  2.3.1. attorn to (a) the Lender whenever the Lender is in possession of the Leased Premises; (b) any receiver appointed by or for the Lender in any action to take possession of the Leased Premises; and (c) any party hereafter acquiring title to the Leased Premises while the Lease remains in effect, and

                  2.3.2. execute and deliver to the Lender, promptly on its receipt of a written request therefor from the Lender or the Trustees, an appropriate agreement of attornment thereunder confirming that the Tenant is and then remains bound under all of the terms, covenants and conditions of the Lease.

            2.4. Deed in Lieu of Foreclosure. If the Lender elects to accept from the Landlord a deed in lieu of foreclosure, the provisions of
Section 2.1.1 and 2.1.2 hereof shall apply.

      Section 3. Election by Lender. If the Lender, pursuant to the provisions of an Assignment of Leases and Rents of even date herewith, from the Landlord to the Lender, and covering the Property (a copy of which will be furnished to the Tenant by the Landlord within ten (10) days from the date hereof), elects to require the Tenant to pay to the Lender the rent and other charges payable by the Tenant under the provisions of the Lease, then (unless and until the Lender cancels such election by written notice to the Tenant).

            3.1. the Tenant shall be similarly bound to the Lender and shall similarly attorn to the Lender as its landlord, and

                                                            EXHIBIT 10.16




            3.2. the Lender shall accept such attornment, upon the terms set forth in the provisions of paragraphs 2.1.1 and 2.1.2, and provided that the conditions precedent set forth therein are satisfied at the time of such election.

      Section 4.  Landlord's Defaults.

            4.1. Notices to Landlord. Anything contained in the provisions of the Lease to the contrary notwithstanding, the Tenant shall provide to the Lender a copy of each notice of default or termination (or other matters which would materially impair the Lender's security) which the Tenant may from time to time serve upon the Landlord pursuant to the provisions of the Lease or otherwise in connection therewith, and no such notice given to the Landlord as to such matters shall be effective unless such copy is provided to the Lender.

            4.2. Opportunity to Cure. Before the Lease is terminated or any of the Landlord's rights thereunder or in connection therewith are forfeited or adversely affected because of any default by the Landlord thereunder, the Tenant shall give express, written notice of such default to the Lender. The Lender, following such notice, shall have the right, but not the obligation, to cure any such default within (a) fifteen (15) days if such default may be cured upon the payment of money, or (b) thirty (30) days for any other default, unless the cure requires the Lender to obtain possession of the Leased Premises. If Lender's cure of the default requires the Lender to obtain possession of the Leased Premises, the thirty (30) day period shall not commence until Lender acquires possession of the Leased Premises, so long as the Lender proceeds promptly to acquire possession of the Leased Premises with due diligence, by foreclosure or otherwise. All payments so made, and all things so done and performed, by the Lender shall be as effective to prevent the Landlord's rights from being forfeited or adversely affected because of such default as if it had been done and performed by the Landlord.

      Section 5. Amendment of Lease. The Landlord and the Tenant hereby agree that the provisions of the Lease are hereby amended by the insertion therein of the following sentence:

            The Tenant shall not, without the prior
            written consent of [Lender] or its successors and assigns, as beneficiary under a Deed of Trust and Security Agreement covering the leased premises, subordinate this Lease to the lien of any mortgage, deed of trust or encumbrance other than the said Deed of Trust and Security Agreement.

      Section 6. Acknowledgment of assignment of Lease. The Tenant hereby acknowledges that the Lease has been or will be assigned by the Landlord to the Lender by the Assignment of Leases and Rents, and agrees that from and after the date hereof, unless the Lender has first consented thereto expressly and in writing, the Tenant will (a) pay no rent under the Lease more than thirty (30) days before its due date, (b) except as may be expressly permitted by the provisions of the Lease, pay such rent when due, without any deduction, set off or counterclaim whatsoever, and (c) not surrender its leasehold estate or consent to the modification of the terms of the Lease or to the Landlord's termination thereof.

                                                            EXHIBIT 10.16




      Section 7.  General.

            7.1. Effectiveness. This Agreement shall become effective upon and only upon its execution and delivery by each party hereto. Nothing contained in this Agreement shall in any way impair or affect the lien created by the Deed of Trust, except as specifically set forth herein.

            7.2. Complete understanding. This Agreement represents the complete understanding among the parties hereto as to the subject matter hereof, and supersedes all prior negotiations, representations, guaranties, warranties, promises, statements or agreements, either written or oral, among them as to the same.

            7.3. Amendment. This Agreement may be amended by and only by an instrument executed and delivered by each party hereto.

            7.4. Waiver. No party hereto shall be deemed to have waived the exercise of any right which it holds hereunder unless such waiver is made expressly and in writing (and no delay or omission by any party hereto in exercising any such right shall be deemed a waiver of its future exercise). No such waiver made as to any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right.

            7.5. Applicable Law. This Agreement shall be given effect and construed by application of the law of the State of Maryland.

            7.6. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns hereunder; provided, however, that in the event of the assignment or transfer of the interest of the Lender hereunder, under the Deed of Trust, and under that certain Deed of Trust Note by and between the Lender and the Landlord of even date therewith, all obligations and liabilities of the Lender under this Agreement shall terminate and thereupon all such obligations and liabilities shall be the responsibility of the party to whom the Lender's interest is assigned or transferred; and provided further that the interest of the Tenant under this Agreement may not be assigned or transferred.

            7.7. Satisfaction of Lease Terms. The Tenant agrees that this Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement.

            7.8. Limitation of Liability. Anything herein or in the Lease to the contrary notwithstanding, in the event that the Lender shall acquire title to the Leased Premises or the Property, the Lender shall have no obligation, nor incur any liability, beyond the Lender's then interest, if any, in the Leased Premises and the Tenant shall look exclusively to such interest of the Lender, if any, in the Leased Premises for the payment and discharge of any obligations imposed upon the Lender hereunder or under the Lease, and the Lender is hereby released or relieved of any other obligations hereunder and under the Lease. The Tenant agrees that with respect to any money judgment which may be obtained or secured by Tenant against the Lender,

                                                            EXHIBIT 10.16



the Tenant shall look solely to the estate or interest owned by the Lender in the Leased Premises or the Property, or any portion thereof, or interest therein, and Landlord's equity in any insurance proceeds or condemnation awards received by Lender with respect to the Property, and will not collect or attempt to collect any such judgment out of any other assets of the Lender.

            7.9. Landlord's Agreement. The Landlord, as the grantor under the Deed of Trust, agrees for itself and its successors and assigns, that (i) the within Agreement does not (a) constitute a waiver by the Landlord of any of its rights under the Deed of Trust and/or (b) in any way release the Lender from its obligation to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Deed of Trust, (ii) the provisions of the Deed of Trust remain in full force and effect and must be complied with by the Landlord, and (iii) in the event of a default under the Deed of Trust, the Tenant may pay all rent and all other sums due under the Lease to the Lender as provided in the within Agreement.


      IN WITNESS WHEREOF, each party hereto has executed and ensealed this Agreement or caused it to be executed and ensealed on its behalf by its duly authorized representatives, the day and year first above written.



                           [SIGNATURES TO BE ADDED]

                                                            EXHIBIT 10.16

                                  EXHIBIT H


                             RESTRICTIVE COVENANT

                                                            EXHIBIT 10.16

                                  EXHIBIT I


             TERMS AND CONDITIONS FOR EQUIPMENT INSTALLED ON ROOF



      The following are the terms and conditions under which Tenant shall have the right, during the term of the Lease, to install, maintain and operate air handling equipment (the "Equipment") on the roof of the Building.

1.     TERMS AND CONDITIONS TO ROOF ACCESS.

      Tenant's right to install, maintain and operate the Equipment on the roof of the Building is subject to the following terms and conditions:

      a. Tenant has provided, and Landlord has approved, the plans and specifications of the Equipment and the proposed installation and placement of the Equipment. The approved plans and specifications of the Equipment and the installation and placement thereof are attached hereto as Exhibit I-A.

      b. Landlord hereby agrees to install the Equipment on the roof of the Building, at Tenant's expense in accordance with the plans and specifications attached hereto as Exhibit "I-A" and the terms and conditions of this Agreement.

      c. The roof of the Building shall be a twenty (20)-year bonded roof. Landlord, at Tenant's expense, shall seal any roof penetration caused by the installation of the Equipment. Tenant, at its expense, shall seal any roof penetration caused by the maintenance, or removal of the Equipment. Landlord and Tenant shall use Landlord's roof contractor to seal such penetrations, provided that such contractor charges a reasonable market price for such work. Landlord shall be responsible for all roof repairs necessitated by the installation of the Equipment, including any roof repairs which would have been covered by a warranty lost by reason of the same. Tenant shall be responsible for all roof repairs necessitated by the maintenance or removal of the Equipment, including any roof repairs which would have been covered by a warranty lost by reason of the same. Landlord shall inspect any maintenance of the Equipment, and shall give Tenant written notice of any deficiencies in the same.

      d. Subject to subparagraph 1.i, Landlord shall have the right to cause Tenant to relocate the Equipment if required by applicable law. Landlord shall have the right to perform maintenance and repairs on the roof and shall use reasonable efforts to avoid disrupting Tenant's operation of the Equipment. In the event Landlord causes damage to the Equipment as a result of its performing maintenance and/or repairs on the roof, Tenant shall cause the Equipment to be repaired at Landlord's expense. Landlord shall pay the cost of such repairs within fifteen (15) days after receipt of an invoice therefor. Landlord shall give Tenant

                                                            EXHIBIT 10.16





            reasonable written notice of any repairs, maintenance or other activities which may affect the operation of the Equipment, and shall comply with Tenant's reasonable requirements in performing any such repairs, maintenance or other activities.

      e. Tenant shall be responsible for compliance of the Equipment with all applicable laws and regulations and ordinances, zoning laws, and Building insurance requirements. Tenant acknowledges that Landlord has made no representations or warranties to Tenant that the Equipment is permitted under applicable zoning ordinances. Tenant shall furnish evidence to Landlord of the compliance of the Equipment with the applicable zoning ordinances and laws and regulations prior to and following installation.

      f. In the event the installation or maintenance of the Equipment affects other portions of the Building, including common areas and space leased to other tenants, Landlord shall have the right to approve all such work.

      g. At the expiration or earlier termination of the Lease, Tenant may, at its option, remove the Equipment at its expense, provided that Tenant shall repair any resulting damage to the roof in a manner reasonably satisfactory to Landlord. If at any other time Tenant desires to remove the Equipment from the roof, Tenant shall hire a contractor approved in advance in writing by Landlord, which approval shall not be unreasonably withheld, to remove the Equipment. Tenant shall be responsible for repairing all damages that may occur to the roof and/or the Building and/or to the property of other tenants due to such removal, at its own cost and expense.

      h. The plans and specifications attached hereto as Exhibit I-A show all equipment and structures anticipated to be placed on the roof of the Building as of the date of this Lease. Tenant shall have the right to place antennas, satellite dishes and other communications equipment (collectively, "Antennas") on the roof of the Building, provided that Tenant complies with the provisions of subparagraphs 1.a through 1.g and paragraph 2 of this Exhibit I, as modified by this subparagraph 1.h, in the installation, use, maintenance and removal of such Antennas. The requirements of subparagraphs 1.a. through 1.g of this Exhibit I shall be modified as follows with respect to the installation, use, maintenance and removal of the
            Antennas:

            (i) Tenant, at its expense, shall install the Antennas on the roof of the Building, in accordance with the plans and specifications approved in advance by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed.

            (ii) The Antennas shall be installed by a contractor approved in advance by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Such contractor must obtain such insurance as may be reasonably required by Landlord. Upon Landlord's approval of a contractor, Tenant shall present Landlord with such contractor's insurance

                                                            EXHIBIT 10.16





                  coverages for Landlord's reasonable approval. Such contractor shall then obtain and maintain any additional insurance coverages that may be reasonably required by Landlord. Failure of the contractor to obtain and maintain such insurance after reasonable notice shall be an event of default under the Lease. Landlord shall inspect the installation and any maintenance of the Antennas, and shall give Tenant written notice of any deficiencies in the same.

            (iii) Tenant, at its expense, shall seal any roof penetration caused by the installation, maintenance or removal of the Antennas. Tenant shall be responsible for all roof repairs necessitated by the installation, maintenance or removal of the Antennas, including any roof repairs which would have been covered by a warranty lost by reason of the same.

            (iv) At the expiration or earlier termination of the Lease, Tenant shall remove the Antennas at its expense, and shall repair any resulting damage to the roof in a manner reasonably satisfactory to Landlord.

      i. Landlord shall not install, or permit the installation of, any satellite dishes or antennas, on the roof of the Building (other than the equipment and structures shown on the attached Exhibit I-A and any Antennas installed by Tenant) without Tenant's reasonable prior written consent. The location of any such equipment on the roof shall be subject to Tenant's reasonable approval. Tenant shall have the right to cause Landlord to relocate any such equipment, at Tenant's expense, in the event that in Tenant's reasonable determination, the operation of such equipment interferes with the use of the Equipment, the Antennas or any other equipment now or hereafter installed by Tenant on the roof of the Building.

      j. Landlord shall restrict access to the roof of the Building to maintenance personnel and other individuals with a legitimate purpose for being on the roof.

2.     INDEMNIFICATION

      Tenant hereby agrees to indemnify, defend and hold harmless Landlord and any subsidiary or affiliate of Landlord and the officers, directors, members, shareholders, partners, employees, managers, independent contractors, attorneys and agents of any of the foregoing (collectively, the "Indemnitees") from and against any and all claims, demands, causes of action, judgments, losses, damages, costs and expenses (including reasonable attorneys' fees and costs and litigation expenses) arising from or relating to the Tenant's maintenance and/or operation of the Equipment or Tenant's breach of any of the provisions of this Exhibit I. Upon notice from Landlord, Tenant shall defend any such claim, demand, action or proceeding at Tenant's sole cost and expense by counsel satisfactory to Landlord at its sole discretion. The provisions of this paragraph are in addition to any other indemnification provisions contained in the Lease and shall survive the expiration or sooner termination of the Lease.

                                                            EXHIBIT 10.16



                                 EXHIBIT I-A

                PLANS AND SPECIFICATIONS FOR EQUIPMENT ON ROOF


                                    I-A-1

                                                            EXHIBIT 10.16

                                  EXHIBIT A

                            INSURANCE REQUIREMENTS


Prior to the commencement of any work by a contractor or agent of Tenant, Tenant shall deliver to Landlord a Certificate of Insurance evidencing that the following insurances are in full force and effect:

      1. All worker's compensation or similar insurance required with respect to employees who are employed in connection with the performance of such work;

      2. General Liability insurance, including bodily injury, personal injury, and property damage liability, in connection with such contractor's or agent's business and operations in the amount of not less than Three Million Dollars ($3,000,000.00) for injury or death of one or more persons arising out of any one accident or occurrence;

      3. Comprehensive automobile liability insurance for all owned, hired and non-owned vehicles, with minimum limits of One Million Dollars ($1,000,000.00) combined single limits per occurrence for bodily injury and property damage liability; and

      4. Such other or additional insurance as Landlord may reasonably deem appropriate;

      5.    Each policy shall:

            a. provide thirty (30) days written notice of cancellation to Landlord;
            b.    include Landlord as an additional insured;
            c.    waive subrogation against Landlord; and
            d. provide that the policy is primary and non-contributory with any policy of Landlord.

                                                            EXHIBIT 10.16

                                  EXHIBIT J


                    TENANT'S EXTERIOR SIGN SPECIFICATIONS

                                                            EXHIBIT 10.16

                                  EXHIBIT K


                              GUARANTY OF LEASE


          FOR VALUE RECEIVED, and in consideration for, and as an inducement to FP ROCKLEDGE, L.L.C. to enter into a lease (the "Lease") as "Landlord" with MA BIOSERVICES, INC. as "Tenant," the undersigned, whether one or more, jointly and severally do hereby unconditionally guarantee to Landlord (i) the punctual and full payment of all rents of every kind, additional rents and all other charges, including without limitation all sums to be paid by Tenant to Landlord pursuant to the Work Agreement which is a part of the Lease, to be paid by Tenant under the Lease and (ii) the full and timely performance and observance of all the covenants, conditions, and agreements to be performed and observed by Tenant under the Lease. The undersigned shall indemnify, defend and hold harmless Landlord and its affiliates from any loss, damages or costs (including, without limitation, the fees of Landlord's attorneys and court costs) arising out of any failure to pay the aforesaid rents and other charges or the failure to perform any of the aforesaid covenants, conditions and agreements under the Lease. The undersigned further expressly agree that the validity of this Guaranty of Lease and the obligations of the undersigned hereunder shall in no way be terminated, affected or impaired by reason of any forbearances, settlements or compromises between Landlord and Tenant or the invalidity or unenforceability of the Lease for any reason whatsoever or by the relief of Tenant from any of Tenant's obligations under the Lease by operation of law or otherwise, including, without limitation of the generality of the foregoing, the rejection or assignment of the Lease in connection with proceedings under any present or future provision of the federal Bankruptcy Act, or any similar law or statute of the United States or any state thereof.

     The undersigned further covenant and agree that this Guaranty of Lease shall be and remain in full force and effect as to any renewal, modification or extension of the Lease, whether or not known to or approved by the undersigned, and that no subletting, assignment or other transfer of the Lease, or any interest therein, or any such renewal, modification, or extension, shall operate to extinguish or diminish the liability of the undersigned hereunder. In the event of any termination of the Lease by Landlord, the undersigned's liability hereunder shall not be terminated, but the undersigned shall be and remain fully liable for all damages, costs, expenses and other claims which may arise under or in connection with the Lease. If the undersigned shall, directly or indirectly, advance any sums to Tenant, such sums and indebtedness shall be subordinate in all respects to the amounts then and thereafter due and owing by the Tenant under the Lease.

     Wherever reference is made to the liability of Tenant in the Lease, such reference shall be deemed likewise to refer to the undersigned, jointly and severally, with Tenant. The liability of the undersigned for the obligations of Tenant under the Lease shall be primary, absolute and unconditional. In any right of action which shall accrue to Landlord under the Lease, Landlord may, at Landlord's option, proceed against any one or more of the undersigned and/or Tenant, jointly or severally, and may proceed against any one or more of the undersigned without having demanded performance of, commenced any action against or having obtained any judgment



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


                                                            EXHIBIT 10.16



against Tenant. The undersigned hereby waive any obligation on the part of Landlord to enforce or seek to enforce the terms of the Lease against Tenant as a condition to Landlord's right to proceed against the undersigned hereunder. The undersigned hereby expressly waive: (i) notice of acceptance of this Guaranty of Lease and of presentment, demand and protest; (ii) notice of any default hereunder or under the Lease and all indulgences; (iii) demand for observance, performance or enforcement of any terms or provisions of this Guaranty of Lease or of the Lease; and (iv) all other notices and demands otherwise required by law which the undersigned may lawfully waive. This Guaranty of Lease is a guaranty of payment and not a guaranty of collection. The undersigned agree that in the event this Guaranty of Lease shall be enforced by suit or otherwise, the undersigned will reimburse the Landlord, upon demand, for all expenses incurred in connection therewith, including, without limitation, reasonable attorneys' fees.

     The undersigned hereby waive, to the maximum extent permitted by law, all defenses available to a guarantor or surety, whether the waiver is specifically herein enumerated or not, including, without limitation, any statute of limitations affecting the enforcement of this Guaranty of Lease, and any right of set-off or compensation against amounts due under this Guaranty of Lease.

     THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OF LEASE OR ANY DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE UNDERSIGNED OR LANDLORD ARISING OUT OF OR RELATED IN ANY MANNER WITH THIS GUARANTY OF LEASE (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS GUARANTY OF LEASE OR ANY CLAIMS OR DEFENSES ASSERTING THAT THIS GUARANTY OF LEASE WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR LANDLORD TO ENTER AND ACCEPT THE LEASE.

The undersigned hereby assign to Landlord any rights the undersigned may have to file a claim and proof of claim in any bankruptcy or similar proceeding of Tenant and any awards or payments thereon to which the undersigned would otherwise be entitled.

     It is further agreed that all of the terms and provisions hereof shall inure to the benefit of and may be enforced by the respective heirs, executors, successors and assigns of Landlord and the holder of any mortgage to which the Lease may be subject and subordinate from time to time, and shall be binding upon the respective heirs, executors, successors and assigns of the undersigned. Landlord may, without notice, assign this Guaranty of Lease, and no such assignment shall diminish the undersigned's liability under this Guaranty of Lease.

     In the event more than one person or entity executes this Guaranty of Lease, the liability of such signatories hereunder shall be joint and several. In the event only one person or entity executes this Guaranty of Lease, all provisions hereof which refer to more than one guarantor


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


                                                            EXHIBIT 10.16



shall be automatically modified to refer to only one guarantor, and otherwise this Guaranty of Lease shall remain unmodified and in full force and effect.

     It is understood that other agreements similar to this Guaranty of Lease may, at Landlord's sole option and discretion, be executed by other persons with respect to the Lease. This Guaranty of Lease shall be cumulative of any such agreements and the liabilities and obligations of the undersigned hereunder shall in no event be affected or diminished by reason of such other agreements. Moreover, in the event Landlord obtains the signature of more than one guarantor on this Guaranty of Lease or obtains additional guarantee agreements, or both, the undersigned agree that Landlord, in Landlord's sole discretion, may (i) compound or settle with any one or more of the guarantors for such consideration as Landlord may deem proper, and (ii) release one or more of the guarantors from liability. The undersigned further agree that no such action shall impair the rights of Landlord to enforce the Lease against any remaining guarantor or guarantors, including the undersigned.

     The undersigned agree to execute and deliver to Landlord, from time to time, upon five (5) days notice from Landlord, a certificate addressed to Landlord, any mortgagee or prospective mortgagee, or any prospective purchaser, certifying (i) that this Guaranty of Lease is unmodified and in full force and effect and (ii) to such other matters as Landlord may reasonably request. The undersigned further agree that upon request by Landlord from time to time, the undersigned shall furnish Landlord, within five (5) days of receipt of such request, with a copy of the undersigned's most recent annual financial statements. The undersigned represents and warrants that all financial statements, records and information furnished by the undersigned to Landlord in connection with this Guaranty of Lease are true, correct and complete in all respects.
     If any provision of this Guaranty of Lease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Guaranty of Lease and the application of that provision to other provisions or circumstances shall not be affected but rather shall be enforced to the fullest extent permitted by law.

     If the undersigned is a corporation (including any form of professional association), then each individual executing or attesting this Guaranty of Lease on behalf of such corporation covenants, warrants and represents that he or she is duly authorized to execute or attest and deliver this Guaranty of Lease on behalf of such corporation. If the undersigned is a partnership (general or limited) or limited liability company, then each individual executing this Guaranty of Lease on behalf of the partnership or company hereby covenants, warrants and represents that he or she is duly authorized to execute and deliver this Guaranty of Lease on behalf of the partnership or company in accordance with the partnership agreement or membership agreement, as the case may be, or an amendment thereto, now in effect.

     This Guaranty of Lease shall be governed by the laws of the State of Maryland, and shall be performed in all respects in Montgomery County, Maryland.


     EXECUTED UNDER SEAL as of the ______ day of August, 1997.

                                                            EXHIBIT 10.16





                                   GUARANTOR:

                                     BIORELIANCE CORP., a Delaware corporation



                                    By:                                [SEAL]
                                       --------------------------------
                                    Name:
                                         ------------------------------
                                    Title:
                                          -----------------------------



                                      K-4